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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2012
Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2012

Classes A, B, C, I, O, R and W

■  ING Growth Opportunities Fund

■  ING Large Cap Value Fund
      (formerly, ING Equity Dividend Fund)

■  ING Mid Cap Value Fund

■  ING MidCap Opportunities Fund

■  ING Real Estate Fund

■  ING SmallCap Opportunities Fund

■  ING Value Choice Fund

  E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	18
Report of Independent Registered Public Accounting Firm	20
Statements of Assets and Liabilities	21
Statements of Operations	25
Statements of Changes in Net Assets	27
Financial Highlights	31
Notes to Financial Statements	36
Summary Portfolios of Investments	50
Tax Information	67
Trustee and Officer Information	68
Shareholder Meeting Information	72

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A World without Fear

Dear Shareholder:

Fondly and sadly, we bid farewell in June to Ray Bradbury, the highly respected science-fiction writer and social commentator. Bradbury had an uncanny ability to foresee technological advances — in 1950, he envisioned wall-sized flat screen televisions and iPod-like music systems — and to examine their social implications. He recognized the fear that new technologies might bring abuses, yet hoped that humanity could avoid these risks and benefit from the technologies.

Today’s technologies bring worldwide news into our homes in minutes. Fear saturates the news media and plays out daily in the global financial markets. We get a lot of noise but not much signal; we see “risk-on” trading one day, “risk-off” trading the next. Certainly, there are reasons to be fidgety: the mature economies seem incapable of mustering the will to solve their problems, and the developing economies still depend on the developed markets to buy their goods. Under such conditions, small news can move markets; it can be challenging to find assets that reduce uncertainty, and it takes courage to acknowledge fear and still be an optimist.

That’s why we continue to advocate a well-diversified, disciplined approach to portfolio construction. We live in uncertain times, so it’s important to keep your goals in sight and not get distracted by passing investment fads, fleeting profit opportunities or seemingly fearful events that may already be reflected fully in market prices.

Bradbury was right to caution about the risks of our inventions, but his other point — despite the hazards we have choices — applies to investors, too. While the risk of losses may be real, don’t get drawn into decisions that may hinder the pursuit of your goals. Discuss your ideas thoroughly with your investment advisor and keep your portfolio well-diversified and flexible. And having taken care of that, relax and perhaps enjoy one of Ray Bradbury’s books — they’re still excellent reads.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 22, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2012

At the half way point in our fiscal year, global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends, were down 10.15%. As bad as this sounds, losses had been almost halved by October’s 8.55% surge based on better economic news from the US. The gain mostly held through December and gathered new strength in the first quarter 2012, before new doubts arose in April and intensified in May. For the whole fiscal year the MSCI World IndexSM fell 7.75%. (The MSCI World IndexSM returned (11.02)% for the one year ended May 31, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012, and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the positive results in March of the Federal Reserve’s stress tests on banks. Reported fourth quarter 2011 gross domestic product (“GDP”) growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers’ indices were clearly in expansion territory.

But the positive momentum faded. The May employment report showed only 115,000 new jobs created in April, while the paring of the unemployment rate to 8.1% was in part due to workers leaving the workforce. Durable goods orders fell the most in three years in March and barely budged in April. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still slipping on an annual basis, albeit at a decelerating rate, as sales struggled to gain traction, despite record low mortgage interest rates. On the last day of May, first quarter 2012 GDP growth was revised down to 1.9% and the Chicago Purchasing Managers’ index of manufacturing activity in the Midwest was reported at the lowest since September 2009. The fiscal year ended with investor sentiment very fragile.

The euro zone’s enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank (“ECB”) President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell.

But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell and France, where a Socialist president was elected in May. Back at the periphery, inconclusive May elections in Greece meant further elections in June, now widely seen as a referendum on staying in the euro zone.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.12% over the fiscal year. Within this index, the Barclays Capital Corporate Investment Grade Bond sub-index returned 8.37%. Investors saw good value in the sector even as risk appetite ebbed and flowed. The Barclays Capital U.S. Treasury sub-index returned 9.05%, benefiting from waves of risk aversion and wafer-thin short term interest rates. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index was volatile but ended up 3.97% for the year.

U.S. equities, represented by the S&P 500® Index including dividends, fell by just 0.41% for the fiscal year, which concealed average monthly movements of 3.92%. Resilient S&P 500® company earnings offset the macro concerns discussed above, with the trailing 12-month operating earnings yield on March 31 estimated at nearly 7%, according to Standard & Poor’s. Sector index returns showed wide disparities, ranging from utilities up 10.66% to energy down 14.76%.

In currencies, the euro zone’s problems finally took their toll on the euro, the dollar appreciating 16.24% over the fiscal year. The pound fell in sympathy with the euro, by 6.91%, due to the U.K.’s close trade ties to the euro zone. But the dollar fell back against the yen by 3.47% despite the Bank of Japan’s announcement in February of a 1% inflation target and promise of strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index lost 13.58% in the fiscal year, most of it in May. The economy struggled to recover from the earthquake and tsunami of March 2011. The Bank of Japan’s February initiatives raised hopes that asset reflation might be under way at last, before concerns about Europe and U.S. growth resurfaced in April. MSCI Europe ex UK® Index slumped 17.81%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment perched at 10.9%, a euro-era high. The MSCI UK® Index fell 7.49%, like Japan, mostly in May. The economy unexpectedly re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING GROWTH OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2012 (as a percentage of net assets)

Information Technology	28.1%
Consumer Discretionary	16.8%
Health Care	14.8%
Industrials	12.2%
Energy	10.4%
Consumer Staples	10.1%
Financials	3.6%
Materials	2.8%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Christopher Corapi, and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.15% compared to the Russell 3000® Growth Index, which returned 0.56% for the same period.

Portfolio Specifics: The Fund’s outperformance was driven by strong stock selection, particularly in the consumer discretionary, consumer staples and industrials sectors. Gains were mitigated by weak selection within the information technology, energy and healthcare sectors.

The top contributors to performance were Apple Inc. in information technology and Wyndham Worldwide Corp. in consumer discretionary. Computer and software giant Apple experienced very strong outperformance particularly during the first quarter of 2012 as the company posted impressive sales of its iPad 3. Apple also initiated a dividend and share repurchase program, which added to the positive investor sentiment. We expect strong results for Apple in the second half of 2012 driven by a customer upgrade cycle for the iPhone 5 as well as the introduction of the iPhone to the world’s largest carrier, China Mobile, in late 2012 or early 2013. Wyndham Worldwide provides hotel and resort accommodations services. Shares of Wyndham rose as the company’s vacation rental and exchange revenues grew modestly. The company also posted solid first quarter 2012 earnings results and authorized another $750 million in share repurchases.

Among the leading detractors from performance was NetApp Inc. in information technology and HealthSouth Corp. in healthcare. NetApp is a provider of storage and data management solutions that help increase IT efficiency and flexibility. NetApp’s underperformance over the time period was attributed to disappointing earnings results and weaker guidance associated with global macroeconomic uncertainty and a slowdown in business activity as some sell-side analysts’ channel checks indicated weaker sales. Other larger hardware vendors noted weaker sales to government customers in Europe, which further fueled concerns about NetApp’s revenue growth prospects. HealthSouth provides inpatient rehabilitative healthcare services. Towards the latter half of 2011, shares of HealthSouth stock were highly volatile due in large part to proposed Medicare reimbursement cuts resulting from Congress’ July 31 debt ceiling compromise that would impose a one-time 2% cut in Medicare rates across the board (Medicare represents approximately 70% of HLS’ revenue).

Top Ten Holdings as of May 31, 2012 (as a percentage of net assets)

Apple, Inc.	8.0%
ExxonMobil Corp.	5.0%
Google, Inc. — Class A	3.3%
Oracle Corp.	3.2%
Philip Morris International, Inc.	3.1%
Abbott Laboratories	2.8%
Costco Wholesale Corp.	2.5%
Microsoft Corp.	2.4%
Cooper Cos., Inc.	2.2%
Starbucks Corp.	2.1%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We believe we are in the midst of a global recovery fueled by slowly improving economic conditions in the United States and loose global monetary policy. In the current slow growth environment we remain cautiously optimistic and are focused on what we believe to be high-quality companies with expanding market shares and above-average growth rates.

*	Effective April 30, 2012, Michael Pytosh was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GROWTH OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	(2.80)%	0.85%	3.43%
Class B(2)	(2.50)%	1.00%	3.37%
Class C(3)	1.46%	1.39%	3.37%
Class I	3.51%	2.43%	4.49%
Class W	3.49%	2.31%	4.29%
Excluding Sales Charge:
Class A	3.15%	2.05%	4.04%
Class B	2.50%	1.38%	3.37%
Class C	2.46%	1.39%	3.37%
Class I	3.51%	2.43%	4.49%
Class W	3.49%	2.31%	4.29%
Russell 3000® Growth Index	0.56%	1.92%	4.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

ING LARGE CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2012 (as a percentage of net assets)

Financials	23.0%
Health Care	12.0%
Consumer Discretionary	11.7%
Energy	11.7%
Consumer Staples	7.4%
Information Technology	7.1%
Industrials	7.1%
Utilities	6.5%
Telecommunication Services	4.6%
Materials	3.6%
Exchange-Traded Funds	2.1%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Large Cap Value Fund (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Robert Kloss and Chris Corapi, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.53)% compared to the Russell 1000® Value Index, which returned (3.88)% for the same period.

Portfolio Specifics: The primary contributor to outperformance during the period was security selection, particularly in the information technology (“IT”) and consumer discretionary sectors. These strong positives were partially offset by negative selection in the industrials and utilities sectors.

The IT sector was the largest contributor to results during the period. Hard disk drive manufacturer Seagate Technology Inc. was an outstanding performer. The company is benefiting from industry supply constraints arising from the Thailand floods, where Seagate was much less exposed than its competitors. What’s more, the computer storage industry is in the process of consolidating from four major producers to only two. We believe Seagate should gain market share and enjoy stronger pricing as a result.

Another IT stock that was favorable to returns was Microsoft Corp. We bought the company because we believed it had an attractive valuation and balance sheet. We believed that the pessimism about the slowdown in PC demand was overdone. The stock did well as its X-Box and Windows 7 products were more successful than anticipated, and PC demand was better than expected. Further, the company has been raising its dividends, which investors have rewarded. More recently, the stock moved higher as investors became more optimistic about the prospects for its upcoming Windows 8 new product cycle.

Top Ten Holdings as of May 31, 2012* (as a percentage of net assets)

ExxonMobil Corp.	4.6%
Pfizer, Inc.	3.9%
Procter & Gamble Co.	3.8%
AT&T, Inc.	3.6%
Merck & Co., Inc.	3.1%
Wells Fargo & Co.	3.1%
Intel Corp.	2.9%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.4%
iShares Russell 1000 Value Index Fund	2.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The consumer discretionary sector was the second-largest contributor to performance. Owning Garmin Ltd. added to returns; the company produces navigation devices for vehicles as well as health care, marine transportation and aircraft. All product areas except vehicle navigation grew, adding to profitability. The company reported results that were much better than expected for the third and fourth quarters of 2011, driven by lower than feared declines in auto GPS revenue and continued strong growth in outdoor and fitness products. The combination of the stabilizing auto business and stronger than expected outdoor/fitness growth led to total company revenue growth of 2.6% in 2011 for a company that the Street previously believed was in secular decline. The prospect of revenue growth in future years drove a higher revaluation.

The Fund’s position in energy company Arch Coal Inc. was unfavorable. The coal market was weak during the period and perceived weakness from China added to underperformance. Depressed prices for natural gas, an alternative fuel, added downward pressure on coal pricing and worsened the weak investor sentiment. We trimmed our position in Arch but continue to hold it as we believe that the acquisition they made last year helps Arch further balance its diversified coal portfolio, especially in the structurally undersupplied met coal markets. We believe that Arch continues to hold a strong competitive position and will benefit from improving global demand for electricity generation, industrial production and steel-making.

A position in Harsco Corp., a provider of industrial services and engineered products for global industries, was unfavorable for returns. The infrastructure and industrials businesses were worse than expected, particularly in the U.K. and Europe. The weak business environment hurt Harsco’s cash flows more than expected. We have sold this position from the Fund.

A position in thrift bank First Niagara Financial Group Inc. also was unfavorable for returns. The bank acquired more than 170 retail branch locations from HSBC and had to issue equity to pay for those purchases. The timing of the equity issue coincided with the market slide and the stock saw a heavy sell-off. Nonetheless, we believe that the acquisitions will be synergistic and will add to future profitability and cash flows.

Current Strategy and Outlook: Some of the sectors that look attractive based on our bottom-up stock selection include consumer discretionary and materials. At this time, we are not able to find many industrial or financial stocks with attractive valuations and are underweight these sectors. Going forward, we believe that investors will continue to demand dividends as they search for income and for funds with potential downside protection.

*	Effective May 18, 2012, the Fund’s name was changed from ING Equity Dividend Fund to ING Large Cap Value Fund and its investments objective and principal investment strategies were changed. Effective May 25, 2012, David Powers was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	Since Inception of Class A December 18, 2007		Since Inception of Class B February 20, 2008		Since Inception of Class C February 19, 2008		Since Inception of Class I March 31, 2010		Since Inception of Class R August 5, 2011	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(7.21)%	1.05%		—		—		—		—	—
Class B(2)	(6.99)%	—		2.87%		—		—		—	—
Class C(3)	(3.25)%	—		—		3.55%		—		—	—
Class I	(1.22)%	—		—		—		7.74%		—	—
Class R	—	—		—		—		—		11.22%	—
Class W	(1.29)%	—		—		—		—		—	14.53%
Excluding Sales Charge:
Class A	(1.53)%	2.40%		—		—		—		—	—
Class B	(2.27)%	—		3.29%		—		—		—	—
Class C	(2.31)%	—		—		3.55%		—		—	—
Class I	(1.22)%	—		—		—		7.74%		—	—
Class R	—	—		—		—		—		11.22%	—
Class W	(1.29)%	—		—		—		—		—	14.53%
Russell 1000® Value Index	(3.88)%	(2.18	)%(4)	(0.31	)%(5)	(0.31	)%(5)	5.56	%(6)	9.68%	13.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for index is shown from January 1, 2008.

(5)	Since inception performance for index is shown from March 1, 2008.

(6)	Since inception performance for index is shown from April 1, 2010.

ING MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2012 (as a percentage of net assets)

Financials	23.8%
Industrials	16.1%
Materials	11.9%
Consumer Discretionary	11.8%
Information Technology	9.5%
Health Care	7.2%
Utilities	6.7%
Energy	6.6%
Consumer Staples	3.0%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long term capital appreciation. The Fund’s assets are managed by two sub-advisers — RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) and Wellington Management Company, LLP (“Wellington”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: Stephen E. Kylander and Lance F. James, Portfolio Managers of the portion of the Fund that is managed by RBC, and James N. Mordy, Portfolio Manager of the portion of the Fund that is managed by Wellington.

Performance: For the period since inception on October 3, 2011 through May 31, 2012, the Fund’s Class I shares provided a total return of 26.07% compared to the Russell Midcap® Value Index, which returned 17.88%, for the same period.

Portfolio Specifics: RBC GAM (US) sleeve(1) — The fund outperformed the Russell Midcap® Value Index by approximately 665 basis points for the period since inception through May 31, 2012, benefitting from an overweight position in companies whose stock prices were not reflective of their intrinsic values following last summer’s macro-driven sell off. The fund also benefited from its opportunity to invest a large amount of capital in a down market on its inception date.

Particular areas of strength with respect to stock selection included holdings within information technology (Seagate and Skyworks), materials (Ashland and Owens Illinois), and financials (Delphi Financials). In terms of sector allocation, our underweight position in the traditional defensive areas of utilities and consumer staples proved most favorable.

Wellington sleeve(1) — The fund outperformed the Russell Midcap® Value Index by approximately 980 basis points for the period since inception through May 31, 2012. The fund benefited from positive market returns and the favorable relative returns of the fund’s approach on its inception day. Stock selection was the driver of outperformance during the period. The industrials, consumer discretionary, materials, and utilities sectors contributed most to relative returns, although they were partially offset by weak selection in financials and information technology.

Allocation among sectors, a residual of the bottom-up stock selection process, detracted from relative results. Positive relative performance from an underweight to utilities and telecommunications & media wasn’t enough to offset negative results from an underweight to financials and consumer discretionary, as well as an overweight to the healthcare sector. A small residual cash position was also a drag on relative performance as equity markets surged during the period.

Top contributors to relative performance during the period included independent oil exploration and production company Cobalt International Energy (energy), U.S. homebuilder Toll Brothers (consumer discretionary), and electrical component manufacturer Thomas & Betts (industrials). Top detractors from relative performance included oil and gas exploration and production company Newfield Exploration (energy), oil and gas exploration, development, and production company Lone Pine Resources (energy), and outsource provider of mortgage and fleet management services PHH (financials).

Top Ten Holdings as of May 31, 2012 (as a percentage of net assets)

Arrow Electronics, Inc.	2.4%
Reinsurance Group of America, Inc.	2.2%
Edison International	1.7%
Fluor Corp.	1.7%
KKR Financial Holdings LLC	1.6%
UnumProvident Corp.	1.5%
Humana, Inc.	1.5%
Schweitzer-Mauduit International, Inc.	1.4%
Dana Holding Corp.	1.4%
Mattel, Inc.	1.4%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: RBC GAM (US) sleeve(1) — We believe the market remains highly volatile and sensitive to short term economic data, low interest rates, and concerns about Europe. Fundamentals for many companies are notably cautious, but balance sheets and cash flow are historically strong and, in our opinion, provide an operational buffer. Caution is warranted, but we believe it should be balanced by seeking strong companies with an opportunity for improvement that trade at low valuations. This remains our focus for the strategy, as well as the bedrock for seeking long term relative and absolute performance.

Wellington sleeve(1) — We believe we will see continued moderation in U.S. economic data following a period of unusually mild weather this past winter and the expiration of tax credits last year which likely pulled forward demand. The recent disappointing jobs report showed we have yet to achieve our cruising altitude in the U.S. Large parts of Europe remain in recession and there is continued concern over sovereign debt. China has lost some momentum due to efforts to curb excesses in the construction sector. Encouragingly, there are tangible signs of life in the U.S. housing markets, and consumer spending has expanded year to date through May.

At the end of the period, our largest overweights were to the materials, information technology, and industrials sectors. Our largest underweights were to the financials, utilities, and telecom & media sectors.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING Mid Cap Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MID CAP VALUE FUND

Cumulative Total Returns for the Period Ended May 31, 2012
Since Inception of Class I October 3, 2011
Class I	26.07%
Russell Midcap® Value Index	17.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Mid Cap Value Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2012 (as a percentage of net assets)

Consumer Discretionary	21.2%
Information Technology	19.0%
Industrials	14.7%
Health Care	13.2%
Financials	7.8%
Energy	7.1%
Consumer Staples	6.2%
Materials	5.9%
Telecommunication Services	2.1%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long term capital appreciation. The Fund is managed by Jeff Bianchi, James Hasso, Michael Pytosh and Kristin Manning, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.43)% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned (6.31)% and (6.34)%, respectively, for the same period.

Portfolio Specifics: The Fund’s outperformance was driven by strong stock selection, particularly in the consumer discretionary, industrials and consumer staples sectors. Gains were mitigated by weak selection within the healthcare, energy and materials sectors.

Several consumer discretionary stocks were top contributors to performance. Wyndham Worldwide Corp. was the largest contributor to performance. Shares of the hotel and resort company rose as vacation rental and exchange revenues grew modestly. The company also posted solid first quarter 2012 earnings results and authorized another $750 million in share repurchases. Among industrials, TransDigm Group Inc. was a top contributor to performance. TransDigm Group designs, produces and supplies engineered aircraft component for commercial and military aircraft. TransDigm’s integration of the AmSafe deal done earlier in 2012 is going well and resulting in margin improvement. The company reported strong second fiscal quarter results, beating top and bottom-line estimates, and raised its 2012 fiscal year guidance. TransDigm has strong cash flow and organic growth is expected to increase over the next several years as a result of pricing increases.

HealthSouth Corp. in healthcare and NetApp Inc. in information technology were among the leading detractors from performance. HealthSouth provides inpatient rehabilitative healthcare services. Towards the latter half of 2011, shares of HealthSouth stock were very volatile due in large part to proposed Medicare reimbursement cuts resulting from Congress’ July 31 debt ceiling compromise that would impose a one-time 2% cut in Medicare rates across the board (Medicare represents ˜70% of HLS’ revenue). NetApp is a provider of storage and data management solutions that help increase IT efficiency and flexibility. NetApp’s underperformance over the time period was attributed to disappointing earnings results and weaker guidance associated with global macroeconomic uncertainty and a slowdown in business activity as some sell-side analysts’ channel checks indicated weaker sales. Other larger hardware vendors noted weaker sales to government customers in Europe, which further fueled concerns about NetApp’s revenue growth prospects.

Top Ten Holdings as of May 31, 2012* (as a percentage of net assets)

Bed Bath & Beyond, Inc.	2.5%
Harley-Davidson, Inc.	2.3%
SBA Communications Corp.	2.1%
Analog Devices, Inc.	2.0%
Monster Beverage Corp.	1.9%
Perrigo Co.	1.9%
Intuit, Inc.	1.9%
Roper Industries, Inc.	1.9%
Citrix Systems, Inc.	1.8%
Scripps Networks Interactive — Class A	1.8%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We believe we are in the midst of a global recovery fueled by slowly improving economic conditions in the United States and loose global monetary policy. In the current slow growth environment we remain cautiously optimistic and are focused on what we believe to be high-quality companies with expanding market shares and above-average growth rates.

*	Effective April 30, 2012, Michael Pytosh and Kristin Manning were added as portfolio managers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class R August 5, 2011	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(10.87)%	4.22%	7.12%	—		—	—
Class B(2)	(10.66)%	4.34%	6.97%	—		—	—
Class C(3)	(7.02)%	4.69%	6.98%	—		—	—
Class I	(5.01)%	5.93%	8.20%	—		—	—
Class O	(5.44)%	—	—	5.23%		—	—
Class R	—	—	—	—		11.15%	—
Class W	(5.20)%	—	—	—		—	19.67%
Excluding Sales Charge:
Class A	(5.43)%	5.46%	7.76%	—		—	—
Class B	(6.14)%	4.68%	6.97%	—		—	—
Class C	(6.11)%	4.69%	6.98%	—		—	—
Class I	(5.01)%	5.93%	8.20%	—		—	—
Class O	(5.44)%	—	—	5.23%		—	—
Class R	—	—	—	—		11.15%	—
Class W	(5.20)%	—	—	—		—	19.67%
Russell Midcap® Growth Index	(6.31)%	1.17%	7.00%	1.66	%(4)	8.82%	18.45%
Russell Midcap® Index	(6.34)%	0.04%	7.40%	1.51	%(4)	8.94%	18.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from June 1, 2008.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Diversification as of May 31, 2012 (as a percentage of net assets)

Retail REITs	28.1%
Specialized REITs	22.8%
Residential REITs	20.5%
Office REITs	14.6%
Diversified REITs	7.1%
Industrial REITs	4.5%
Hotels, Resorts & Cruise Lines	1.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.66% compared to the MSCI U.S. REIT® Index, which returned 2.46%, for the same period.

Portfolio Specifics: The twelve month period ending May 31, 2012 saw the U.S. real estate investment trust (“REIT”) market post modestly positive total returns, against a backdrop of improving property fundamentals along with a modestly improving macro-economic landscape. Aggressive monetary and fiscal policy has contributed to improved investor confidence, as policy makers remain focused on providing for economic stability and growth. We believe the improving economic landscape is a positive catalyst for the property companies. Property companies continue to post solid earnings numbers, reflective of improving property fundamentals. Performance by property type has been led by the mall and storage sectors, while the office and hotel sectors have lagged the market.

During the past twelve months, the Fund has outperformed as the result of positive stock selection and asset allocation decisions. Stock selection accounted for approximately two-thirds of the outperformance and was driven by the outperformance of holdings in the office, mall, healthcare and apartment sectors. This more than offset the relative underperformance posted by holdings in the storage and hotel sectors. Asset allocation decisions also contributed to relative performance, primarily as the result of an overweight exposure to the outperforming mall sector. This more than offset the performance drag from an underweight to the outperforming storage and healthcare sectors as well as an overweight to the underperforming hotel sector.

Top Ten Holdings as of May 31, 2012 (as a percentage of net assets)

Simon Property Group, Inc.	11.4%
Boston Properties, Inc.	5.3%
Equity Residential	4.8%
ProLogis, Inc.	4.5%
Public Storage, Inc.	4.4%
AvalonBay Communities, Inc.	4.4%
Host Hotels & Resorts, Inc.	4.4%
Ventas, Inc.	4.2%
Health Care Real Estate Investment Trust, Inc.	3.6%
Vornado Realty Trust	3.4%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: The Fund’s positioning remains focused on property sectors and individual companies that we believe to have the highest probability of outperforming in the current economic environment, even if this environment encounters some bumps in the road. By property sector, we are positive on the mall, apartment, hotel and industrial sectors as we remain cautious on suburban office, healthcare, and shopping center names.

The overwhelming evidence from our research and underwriting of real estate companies is that property fundamentals generally continue to improve. This is despite a sense that patience is required as the economic recovery remains gradual. This assessment is reflected in our earnings projections which continue to have an upward bias looking forward. Given current market conditions, we believe the primary driver of real estate company total return in the coming year will be growth in cash flow per share. Improvement in underlying cash flows continues to depend on sector, geography and lease length, which we believe a diversified and well-run portfolio can advantageously capture.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class A December 20, 2002		Since Inception of Class B November 20, 2002		Since Inception of Class C January 17, 2003		Since Inception of Class O September 15, 2004		Since Inception of Class R August 5, 2011	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	(2.31)%	(0.50)%	—	11.58%		—		—		—		—	—
Class B(2)	(2.13)%	(0.41)%	—	—		11.38%		—		—		—	—
Class C(3)	1.85%	(0.08)%	—	—		—		11.76%		—		—	—
Class I	3.89%	1.01%	10.99%	—		—		—		—		—	—
Class O	3.65%	0.68%	—	—		—		—		9.02%		—	—
Class R	—	—	—	—		—		—		—		19.61%	—
Class W	3.87%	—	—	—		—		—		—		—	6.47%
Excluding Sales Charge:
Class A	3.66%	0.69%	—	12.28%		—		—		—		—	—
Class B	2.87%	(0.09)%	—	—		11.38%		—		—		—	—
Class C	2.85%	(0.08)%	—	—		—		11.76%		—		—	—
Class I	3.89%	1.01%	10.99%	—		—		—		—		—	—
Class O	3.65%	0.68%	—	—		—		—		9.02%		—	—
Class R	—	—	—	—		—		—		—		19.61%	—
Class W	3.87%	—	—	—		—		—		—		—	6.47%
MSCI U.S. REIT® Index(9)	2.46%	(1.90)%	10.00%	11.39	%(4)	11.38	%(5)	11.83	%(6)	7.63	%(7)	16.35%	2.96	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for index is shown from January 1, 2003.

(5)	Since inception performance for index is shown from December 1, 2002.

(6)	Since inception performance for index is shown from February 1, 2003.

(7)	Since inception performance for index is shown from September 1, 2004.

(8)	Since inception performance for index is shown from January 1, 2008.

(9)	Gross index returns are presented for the index for the 10 year and since inception returns (except for Class R and W). This return does not include the deduction of withholding taxes.

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2012 (as a percentage of net assets)

Information Technology	23.0%
Industrials	18.8%
Health Care	17.9%
Consumer Discretionary	17.5%
Financials	9.9%
Energy	6.8%
Materials	3.5%
Consumer Staples	1.7%
Telecommunication Services	0.2%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek, James Hasso and Joseph Basset, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.20)% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned (9.46)% and (8.88)%, respectively, for the same period.

Portfolio Specifics: Over the past 12 months, small-cap stocks experienced a fair amount of volatility and various market environments. From June through September 2011, the Russell 2000® Growth Index declined over 23%. Over this period, larger small caps and higher quality stocks held up better than smaller small caps and lower quality stocks. From October 2011 through March 2012, the Russell 2000® Growth Index advanced over 30%, and we experienced various market environments. In October, the Russell 2000® Growth Index advanced more than 15% in a rally by stocks with higher levels of market risk (beta). November and December were modestly negative, followed by a positive first quarter of 2012, with the Russell 2000® Growth Index returning over 13%. The rally in first quarter was driven by lower market cap, lower quality and the highest beta stocks. The market sold off again in April and May, and larger market caps, higher stock prices and lower beta stocks held up best along with the defensive sectors.

Stock selection within information technology (“IT”), consumer discretionary, industrials and materials contributed most to performance over the period. Notable outperformance within IT was due to strong stock selection within software, semiconductors and semiconductor equipment and electronic equipment, instruments and components, coupled with our overweight position in software. Consumer discretionary benefited from strong stock selection within leisure equipment and products and hotels, restaurants and leisure and our overweight positions in distributors and specialty retail. Stock selection within aerospace and defense, machinery and commercial services and supplies and our overweight in airlines contributed to performance in industrials.

Stock selection within healthcare, energy and consumer staples detracted most from performance. In healthcare, returns were held back due to stock selection within biotechnology, healthcare providers and services and healthcare technology coupled with our underweight in biotechnology. Within energy, stock selection within oil, gas and consumable fuels and our overweight in energy equipment and services detracted from performance. Stock selection within food products detracted from results within consumer staples.

Sally Beauty Holdings Inc. and SuccessFactors contributed significantly to performance over the period. Sally Beauty Holdings engages in the distribution and retail of professional beauty supplies, primarily in North America, South America and Europe. Sally Beauty has performed well due to solid fundamentals and strong earnings. Comparables have been in the mid-single digit range and the positive mix shift in business has allowed them to continue to leverage their fixed costs, expand margins and increase earnings. SuccessFactors provides cloud-based business execution software solutions that enable organizations to bridge the gap between business strategy and results worldwide. SAP announced that it will acquire SuccessFactors for $3.4 billion, a 52% premium. The acquisition will provide SAP with a cloud-based human resources application set and will bring cloud software expertise to the company, which largely sells on-premise applications.

Top Ten Holdings as of May 31, 2012 (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.8%
Genesee & Wyoming, Inc.	1.3%
Tanger Factory Outlet Centers, Inc.	1.2%
Aspen Technology, Inc.	1.2%
Life Time Fitness, Inc.	1.2%
Acuity Brands, Inc.	1.2%
Parametric Technology Corp.	1.1%
Cinemark Holdings, Inc.	1.1%
Chemed Corp.	1.1%
Signature Bank	1.1%

Portfolio holdings are subject to change daily.

Bill Barrett Corp. and Diamond Foods Inc. were two of the largest detractors from performance over the period. Bill Barrett is an independent exploration and production company focused on gas and oil. The stock underperformed for two main reasons. First, the company’s business is predominantly focused on natural gas and the price of natural gas has been under pressure due to oversupply of the commodity. Second, the company has engaged in a large spending program to diversify its business and increase its exposure to oil and gas liquids. Investors are skeptical regarding this effort and expect it will take time for the company to diversify its business. Diamond Foods engages in processing, marketing and distributing snack products. The stock performed poorly due to accounting questions that surfaced regarding payments to walnut farmers. Diamond Foods claimed the payments were for the New Year, while others claimed they were for the previous season. The company is in the process of restating its financials. We retain a small position in the stock; we believe the core operations continue to perform well as the company outgrows its category and gains share versus competitors.

Current Strategy & Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Fund’s positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that in our view have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe the Fund is well positioned; we think that investors will continue to focus on companies’ fundamentals due to the increased economic uncertainty.

*	Effective April 30, 2012, Joseph Basset was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	(10.66)%	1.73%	4.62%	—	—
Class B(2)	(10.62)%	1.80%	4.47%	—	—
Class C(3)	(6.87)%	2.17%	4.47%	—	—
Class I	(4.82)%	3.42%	5.73%	—	—
Class R	—	—	—	12.97%	—
Class W	(4.96)%	—	—	—	5.05%
Excluding Sales Charge:
Class A	(5.20)%	2.94%	5.24%	—	—
Class B	(5.92)%	2.17%	4.47%	—	—
Class C	(5.93)%	2.17%	4.47%	—	—
Class I	(4.82)%	3.42%	5.73%	—	—
Class R	—	—	—	12.97%	—
Class W	(4.96)%	—	—	—	5.05%
Russell 2000® Growth Index	(9.46)%	0.86%	5.91%	6.20%	1.58	%(4)
Russell 2000® Index	(8.88)%	(0.73)%	5.94%	6.10%	1.29	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from January 1, 2008.

ING VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2012 (as a percentage of net assets)

Materials	16.3%
Energy	15.1%
Financials	14.5%
Information Technology	10.6%
Consumer Staples	9.0%
Health Care	6.7%
Industrials	6.7%
Utilities	6.3%
Telecommunication Services	6.2%
Consumer Discretionary	2.0%
Assets in Excess of Other Liabilities*	6.6%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by Joann Barry, CFA, and F. Rowe Michels, CFA, of Tradewinds Global Investors, LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (18.41)% compared to the Russell 3000® Value Index and the Russell Midcap® Index, which returned (4.24)% and (6.34)%, respectively, for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the one year period ending May 31, 2012. The Fund underperformed its benchmark, the Russell 3000® Value Index, during the period.

Much of the Fund’s underperformance versus the benchmark for the period was due to its investments in the materials & processing and energy sectors. The Fund’s investment in the financial services and technology sectors, as well as cash levels maintained throughout the period, contributed to performance.

As has been the case for some time now, one of the areas where we see extensive business sustainability yet declining stock prices is in select gold mining companies. Kinross Gold Corporation was a bottom performer during the reporting period. Towards the end of 2011, underperformance in gold producers was due to production shortfalls, continued rising input costs and relatively lackluster fourth quarter stock performance following capital flight out of commodities stocks. In 2012, the price-to-earnings measures for some of the gold firms we hold have dipped lower than the average for the general global market, despite historical premium valuations. Given a history of sub-optimal capital allocation in the industry, we are encouraged to see that many of these companies are returning capital to shareholders in the form of dividends. Our conviction in our gold miner holdings remains. We have maintained substantial exposures to these companies over the last few years as they have commonly been offered at what we view as “sale prices” in relation to the assets they control. We see recent spot price declines as temporary deviations from the long-term trend of a growing level of demand relative to fewer available quantities of the metal, placing well-resourced producers in a strong operating position.

In the energy sector, investors also seem willing to discount many domestic natural gas and coal companies, especially as compared to strongly performing international oil and gas companies levered to the price of Brent crude. Arch Coal Inc. was a bottom performer in the last half of 2011 after the company missed revenue estimates and cut the year’s earnings per share forecast due to lost production in one of its mines. The unusually warm U.S. weather dynamics explain the underperformance of the sector, as does domestic natural gas oversupply and the large pricing spread between Brent crude and domestically-sourced West Texas Intermediate crude.

Appreciation in select technology companies led positive contribution to performance. One of these top contributors was Microsoft Corporation. We believe Microsoft is a world-class company with stable franchises in its core software business. The company is expected to have major upgrades throughout the next few years, which we believe will drive sales upwards. Another top contributor to performance was Georgia Gulf Corporation, a producer of chlorovinyls as well as a producer of aromatics and building products. We sold this position after the shares reached what we believed was fair value.

Top Ten Holdings as of May 31, 2012* (as a percentage of net assets)

Newmont Mining Corp.	4.0%
Barrick Gold Corp.	3.8%
Cameco Corp.	3.5%
Newcrest Mining Ltd. ADR	2.7%
Microsoft Corp.	2.6%
Loews Corp.	2.2%
Exelon Corp.	2.2%
American International Group, Inc.	2.2%
Walgreen Co.	2.1%
Archer-Daniels-Midland Co.	2.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: A common theme during this period has been the importance of well-informed conviction in the face of challenging performance. As disciplined long-term investors, we believe carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle. Our company-by-company views are driven by rigorous, fundamental, grass-roots research conducted by our global sector analysts. This work helps us to robustly determine our estimate of a company’s intrinsic value, and helps us to evaluate if we are being offered attractive values as the market provides lower prices. Additionally, our research provides us with perspective on when to trim positions as companies approach what we believe is their fair value. This gives us the resolve to maintain our principles during periods of underperformance as in recent times, avoiding the dangers of straying from our methodology in a misguided effort to chase higher short-term returns.

*	Effective April 1, 2012, David Iben was replaced by Joann Barry and F. Rowe Michels as portfolio managers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	Since Inception of Class A and B February 1, 2005		Since Inception of Class C February 7, 2005		Since Inception of Class I September 15, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	(23.11)%	(0.36)%	7.20%		—		—		—		—
Class B(2)	(22.70)%	(0.27)%	7.28%		—		—		—		—
Class C(3)	(19.82)%	0.06%	—		7.37%		—		—		—
Class I	(18.25)%	1.09%	—		—		7.34%		—		—
Class O	(18.50)%	—	—		—		—		1.60%		—
Class W	(18.27)%	—	—		—		—		—		1.81%
Excluding Sales Charge:
Class A	(18.41)%	0.82%	8.07%		—		—		—		—
Class B	(19.05)%	0.06%	7.28%		—		—		—		—
Class C	(19.10)%	0.06%	—		7.37%		—		—		—
Class I	(18.25)%	1.09%	—		—		7.34%		—		—
Class O	(18.50)%	—	—		—		—		1.60%		—
Class W	(18.27)%	—	—		—		—		—		1.81%
Russell 3000® Value Index	(4.24)%	(3.50)%	2.65	%(4)	2.65	%(4)	1.95	%(5)	(1.10	)%(6)	(1.93	)%(7)
Russell Midcap® Index	(6.34)%	0.04%	5.69	%(4)	5.69	%(4)	4.51	%(5)	1.51	%(6)	1.48	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from February 1, 2005.

(5)	Since inception performance for indices is shown from September 1, 2005.

(6)	Since inception performance for the indices is shown from June 1, 2008.

(7)	Since inception performance for indices is shown from January 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*
ING Growth Opportunities Fund
Class A	$1,000.00	$1,093.70	1.35%	$7.07	$1,000.00	$1,018.25	1.35%	$6.81
Class B	1,000.00	1,090.00	2.00	10.45	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,089.70	2.00	10.45	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,095.30	1.00	5.24	1,000.00	1,020.00	1.00	5.05
Class W	1,000.00	1,095.20	1.00	5.24	1,000.00	1,020.00	1.00	5.05
ING Large Cap Value Fund
Class A	1,000.00	1,050.00	1.15	5.89	1,000.00	1,019.25	1.15	5.81
Class B	1,000.00	1,045.40	1.90	9.72	1,000.00	1,015.50	1.90	9.57
Class C	1,000.00	1,046.00	1.90	9.72	1,000.00	1,015.50	1.90	9.57
Class I	1,000.00	1,052.00	0.80	4.10	1,000.00	1,021.00	0.80	4.04
Class R	1,000.00	1,048.90	1.39	7.12	1,000.00	1,018.05	1.39	7.01
Class W	1,000.00	1,051.70	0.90	4.62	1,000.00	1,020.50	0.90	4.55

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*
ING Mid Cap Value Fund
Class I	$1,000.00	$1,063.90	0.90%	$4.64	$1,000.00	$1,020.50	0.90%	$4.55
ING MidCap Opportunities Fund
Class A	1,000.00	1,055.00	1.35	6.94	1,000.00	1,018.25	1.35	6.81
Class B	1,000.00	1,051.20	2.10	10.77	1,000.00	1,014.50	2.10	10.58
Class C	1,000.00	1,051.50	2.10	10.77	1,000.00	1,014.50	2.10	10.58
Class I	1,000.00	1,057.50	0.91	4.68	1,000.00	1,020.45	0.91	4.60
Class O	1,000.00	1,055.20	1.35	6.94	1,000.00	1,018.25	1.35	6.81
Class R	1,000.00	1,053.40	1.60	8.21	1,000.00	1,017.00	1.60	8.07
Class W	1,000.00	1,056.10	1.10	5.65	1,000.00	1,019.50	1.10	5.55
ING Real Estate Fund
Class A	1,000.00	1,130.80	1.20	6.39	1,000.00	1,019.00	1.20	6.06
Class B	1,000.00	1,126.70	1.95	10.37	1,000.00	1,015.25	1.95	9.82
Class C	1,000.00	1,126.70	1.95	10.37	1,000.00	1,015.25	1.95	9.82
Class I	1,000.00	1,132.70	0.90	4.80	1,000.00	1,020.50	0.90	4.55
Class O	1,000.00	1,130.90	1.20	6.39	1,000.00	1,019.00	1.20	6.06
Class R	1,000.00	1,128.90	1.45	7.72	1,000.00	1,017.75	1.45	7.31
Class W	1,000.00	1,131.90	0.95	5.06	1,000.00	1,020.25	0.95	4.80
ING SmallCap Opportunities Fund
Class A	1,000.00	1,047.60	1.50	7.68	1,000.00	1,017.50	1.50	7.57
Class B	1,000.00	1,043.50	2.25	11.49	1,000.00	1,013.75	2.25	11.33
Class C	1,000.00	1,043.60	2.25	11.50	1,000.00	1,013.75	2.25	11.33
Class I	1,000.00	1,049.70	1.10	5.64	1,000.00	1,019.50	1.10	5.55
Class R	1,000.00	1,046.30	1.75	8.95	1,000.00	1,016.25	1.75	8.82
Class W	1,000.00	1,049.00	1.25	6.40	1,000.00	1,018.75	1.25	6.31
ING Value Choice Fund
Class A	1,000.00	867.00	1.40	6.53	1,000.00	1,018.00	1.40	7.06
Class B	1,000.00	863.30	2.15	10.02	1,000.00	1,014.25	2.15	10.83
Class C	1,000.00	863.00	2.15	10.01	1,000.00	1,014.25	2.15	10.83
Class I	1,000.00	867.70	1.15	5.37	1,000.00	1,019.25	1.15	5.81
Class O	1,000.00	866.30	1.40	6.53	1,000.00	1,018.00	1.40	7.06
Class W	1,000.00	867.50	1.15	5.37	1,000.00	1,019.25	1.15	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Growth Opportunities Fund, ING Large Cap Value Fund (formerly, ING Equity Dividend Fund), ING Mid Cap Value Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
ASSETS:
Investments in securities at value+*	$77,317,869	$221,389,154	$221,717,024	$728,198,231
Short-term investments at value***	1,385,392	7,533,000	8,170,771	29,195,521
Cash	360	235	1,389,908	39,957
Receivables:
Investments securities sold	1,858,569	454,649	898,435	14,068,861
Fund shares sold	185,282	1,494,682	7,094,696	2,559,773
Dividends	107,466	766,149	302,233	803,632
Interest	—	—	33	4
Foreign tax reclaims	—	—	2,808	423
Prepaid expenses	25,433	36,243	6,629	89,454
Reimbursement due from manager	6,357	18,052	928	41,534
Total assets	80,886,728	231,692,164	239,583,465	774,997,390
LIABILITIES:
Payable for investment securities purchased	1,572,854	1,582,350	4,668,628	11,261,607
Payable for fund shares redeemed	117,700	1,232,189	693,879	3,227,780
Payable upon receipt of securities loaned	793,392	—	6,105,631	10,243,521
Payable to affiliates	87,212	165,048	153,161	697,012
Payable for trustee fees	412	880	875	3,094
Other accrued expenses and liabilities	75,370	25,765	81,407	361,062
Total liabilities	2,646,940	3,006,232	11,703,581	25,794,076
NET ASSETS	$78,239,788	$228,685,932	$227,879,884	$749,203,314
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$77,970,399	$212,878,703	$199,946,638	$696,912,993
Undistributed (distributions in excess of) net investment income	7,984	989,296	533,713	(5,183)
Accumulated net realized gain (loss)	(11,317,414)	6,226,189	21,597,087	12,111,467
Net unrealized appreciation	11,578,819	8,591,744	5,802,446	40,184,037
NET ASSETS	$78,239,788	$228,685,932	$227,879,884	$749,203,314

____________________
+ Including securities loaned at value	$772,856	$—	$5,960,300	$9,959,560
* Cost of investments in securities	$65,739,050	$212,797,410	$215,914,150	$688,014,085
*** Cost of short-term investments	$1,385,392	$7,533,000	$8,170,771	$29,195,521

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012 (CONTINUED)

	ING Growth Opportunities Fund		ING Large Cap Value Fund		ING Mid Cap Value Fund		ING MidCap Opportunities Fund
Class A
Net assets		$48,044,772		$32,434,594	$	n/a	$292,697,916
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		2,008,780		3,284,074		n/a	15,122,911
Net asset value and redemption price per share		$23.92		$9.88	$	n/a	$19.35
Maximum offering price per share (5.75%)(1)		$25.38		$10.48	$	n/a	$20.53

Class B
Net assets		$2,983,742		$566,736	$	n/a	$6,245,462
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		134,600		57,632		n/a	362,210
Net asset value and redemption price per share†		$22.17		$9.83	$	n/a	$17.24

Class C
Net assets		$16,048,548		$12,095,443	$	n/a	$87,941,261
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		726,131		1,227,539		n/a	5,129,102
Net asset value and redemption price per share†		$22.10		$9.85	$	n/a	$17.15

Class I
Net assets		$9,974,943		$177,157,498		$227,879,884	$265,400,315
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$0.010		$0.010		$0.010	$0.010
Shares outstanding		393,248		17,061,621		18,520,390	12,850,044
Net asset value and redemption price per share		$25.37		$10.38		$12.30	$20.65

Class O
Net assets	$	n/a	$	n/a	$	n/a	$41,517,153
Shares authorized		n/a		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$	n/a	$0.010
Shares outstanding		n/a		n/a		n/a	2,150,308
Net asset value and redemption price per share	$	n/a	$	n/a	$	n/a	$19.31

Class R
Net assets	$	n/a		$86,673	$	n/a	$13,889
Shares authorized		n/a		unlimited		n/a	unlimited
Par value	$	n/a		$0.010	$	n/a	$0.010
Shares outstanding		n/a		8,776		n/a	719
Net asset value and redemption price per share	$	n/a		$9.88	$	n/a	$19.31

Class W
Net assets		$1,187,783		$6,344,988	$	n/a	$55,387,318
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		47,622		612,598		n/a	2,693,465
Net asset value and redemption price per share		$24.94		$10.36	$	n/a	$20.56

____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
ASSETS:
Investments in securities at value+*	$971,049,914	$174,601,135	$476,646,524
Short-term investments at value***	14,409,295	8,291,417	55,099,275
Cash	—	198	455,188
Receivables:
Investments securities sold	8,257,482	924,417	1,561,945
Fund shares sold	2,593,121	297,124	999,547
Dividends	470,472	78,800	1,802,083
Interest	—	—	58,715
Prepaid expenses	64,153	33,509	53,217
Reimbursement due from manager	—	28,849	198,987
Total assets	996,844,437	184,255,449	536,875,481
LIABILITIES:
Payable for investment securities purchased	10,893,006	1,153,047	180,878
Payable for fund shares redeemed	586,161	332,747	4,037,562
Payable upon receipt of securities loaned	—	6,562,417	21,285,972
Payable to affiliates	740,114	187,058	663,685
Payable for trustee fees	4,154	758	4,218
Other accrued expenses and liabilities	246,449	135,890	359,780
Total liabilities	12,469,884	8,371,917	26,532,095
NET ASSETS	$984,374,553	$175,883,532	$510,343,386
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$820,460,485	$173,071,104	$584,568,298
Undistributed (distributions in excess of) net investment income/ Accumulated net investment loss	(1,842,578)	(2,231)	821,473
Accumulated net realized loss	(164,310,710)	(3,113,916)	(14,672,571)
Net unrealized appreciation (depreciation)	330,067,356	5,928,575	(60,373,814)
NET ASSETS	$984,374,553	$175,883,532	$510,343,386

____________________
+ Including securities loaned at value	$—	$6,398,716	$20,566,501
* Cost of investments in securities	$640,982,558	$168,672,560	$537,020,338
*** Cost of short-term investments	$14,409,295	$8,291,417	$55,099,275

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012 (CONTINUED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund		ING Value Choice Fund
Class A
Net assets	$177,041,136		$65,652,181		$274,801,210
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	11,460,325		1,638,000		20,716,012
Net asset value and redemption price per share	$15.45		$40.08		$13.27
Maximum offering price per share (5.75%)(1)	$16.39		$42.53		$14.08

Class B
Net assets	$1,006,876		$1,419,505		$9,713,676
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	64,910		40,775		738,770
Net asset value and redemption price per share†	$15.51		$34.81		$13.15

Class C
Net assets	$17,615,404		$21,337,243		$113,842,224
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	1,090,140		614,112		8,721,063
Net asset value and redemption price per share†	$16.16		$34.74		$13.05

Class I
Net assets	$654,590,276		$83,733,010		$66,842,442
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	39,532,643		1,992,875		4,995,441
Net asset value and redemption price per share	$16.56		$42.02		$13.38

Class O
Net assets	$34,055,299	$	n/a		$5,341,113
Shares authorized	unlimited		n/a		unlimited
Par value	$0.010	$	n/a		$0.010
Shares outstanding	2,207,649		n/a		405,432
Net asset value and redemption price per share	$15.43	$	n/a		$13.17

Class R
Net assets	$103,870		$3,389	$	n/a
Shares authorized	unlimited		unlimited		n/a
Par value	$0.010		$0.010	$	n/a
Shares outstanding	6,731		85		n/a
Net asset value and redemption price per share	$15.43		$39.97	$	n/a

Class W
Net assets	$99,961,692		$3,738,204		$39,802,721
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	5,385,675		89,586		2,746,507
Net asset value and redemption price per share	$18.56		$41.73		$14.49

____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
			October 3, 2011(1) to May 31, 2012
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,145,055	$6,139,243	$1,964,114	$7,251,149
Interest	—	—	276	21
Securities lending income, net	275	—	14,800	70,080
Total investment income	1,145,330	6,139,243	1,979,190	7,321,250

EXPENSES:
Investment management fees	618,051	1,144,571	803,057	4,640,939
Distribution and service fees:
Class A	152,218	50,974	—	666,579
Class B	42,132	4,394	—	75,040
Class C	154,946	69,799	—	813,239
Class O	—	—	—	102,595
Class R	—	31	—	23
Transfer agent fees:
Class A	135,485	19,511	—	523,336
Class B	12,776	429	—	14,681
Class C	48,098	6,644	—	159,587
Class I	7,421	9,661	916	148,331
Class O	—	—	—	80,547
Class R	—	5	—	11
Class W	2,324	2,893	—	81,870
Administrative service fees	82,405	176,085	114,720	618,783
Shareholder reporting expense	7,478	11,808	29,334	74,775
Registration fees	75,630	103,493	—	150,158
Professional fees	22,559	27,624	32,645	75,953
Custody and accounting expense	13,923	32,939	61,399	89,500
Trustee fees	2,472	5,283	5,249	18,564
Offering expense	—	—	12,458	—
Miscellaneous expense	7,465	10,339	6,822	31,195
Interest expense	1,131	553	—	137
Total expenses	1,386,514	1,677,036	1,066,600	8,365,843
Net waived and reimbursed fees	(214,407)	(110,790)	(33,070)	(251,391)
Brokerage commission recapture	—	—	(29,857)	—
Net expenses	1,172,107	1,566,246	1,003,673	8,114,452
Net investment income (loss)	(26,777)	4,572,997	975,517	(793,202)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,204,285	6,636,180	25,008,135	33,776,850
Foreign currency related transactions	—	2,625	(84,519)	—
Net realized gain	12,204,285	6,638,805	24,923,616	33,776,850
Net change in unrealized appreciation (depreciation) on:
Investments	(4,784,214)	(7,587,631)	5,802,874	(69,027,703)
Foreign currency related transactions	—	(93)	(428)	(69)
Net change in unrealized appreciation (depreciation)	(4,784,214)	(7,587,724)	5,802,446	(69,027,772)
Net realized and unrealized gain (loss)	7,420,071	(948,919)	30,726,062	(35,250,922)
Increase (decrease) in net assets resulting from operations	$7,393,294	$3,624,078	$31,701,579	$(36,044,124)

____________________
* Foreign taxes withheld	$5,497	$55,995	$10,143	$—
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,253,521	$1,029,904	$17,607,544
Interest	—	227	1,745,926
Securities lending income, net	—	43,337	79,805
Total investment income	17,253,521	1,073,468	19,433,275

EXPENSES:
Investment management fees	5,816,590	1,363,921	7,592,512
Distribution and service fees:
Class A	390,970	170,248	1,132,628
Class B	11,372	18,273	153,980
Class C	149,646	217,804	1,822,592
Class O	81,919	—	16,768
Class R	109	12	—
Transfer agent fees:
Class A	161,269	159,420	746,364
Class B	1,184	4,179	25,419
Class C	15,408	50,847	304,049
Class I	280,594	126,680	169,598
Class O	33,964	—	11,483
Class R	31	9	—
Class W	78,112	3,917	97,653
Administrative service fees	830,928	151,544	843,599
Shareholder reporting expense	46,302	23,682	100,099
Registration fees	123,182	88,154	155,593
Professional fees	94,663	19,780	134,128
Custody and accounting expense	90,076	33,419	331,305
Trustee fees	24,928	4,546	25,308
Miscellaneous expense	40,569	7,146	59,820
Interest expense	111	251	—
Total expenses	8,271,927	2,443,832	13,722,898
Net waived and reimbursed fees	—	(219,224)	(912,802)
Brokerage commission recapture	—	—	(92,698)
Net expenses	8,271,927	2,224,608	12,717,398
Net investment income (loss)	8,981,594	(1,151,140)	6,715,877

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,082,160	19,078,331	14,187,421
Foreign currency related transactions	—	—	(178)
Net realized gain	22,082,160	19,078,331	14,187,243
Net change in unrealized appreciation (depreciation) on:
Investments	2,003,570	(20,632,717)	(170,729,101)
Net change in unrealized appreciation (depreciation)	2,003,570	(20,632,717)	(170,729,101)
Net realized and unrealized gain (loss)	24,085,730	(1,554,386)	(156,541,858)
Increase (decrease) in net assets resulting from operations	$33,067,324	$(2,705,526)	$(149,825,981)

____________________
* Foreign taxes withheld	$6,218	$1,108	$741,511

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Opportunities Fund		ING Large Cap Value Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$(26,777)	$117,168	$4,572,997	$2,106,413
Net realized gain	12,204,285	10,510,813	6,638,805	3,387,584
Net change in unrealized appreciation (depreciation)	(4,784,214)	9,431,282	(7,587,724)	15,895,334
Increase in net assets resulting from operations	7,393,294	20,059,263	3,624,078	21,389,331

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(34,361)	—	(430,737)	(192,529)
Class B	—	—	(6,947)	(3,683)
Class C	—	—	(105,171)	(25,030)
Class I	(82,635)	—	(3,474,973)	(1,468,753)
Class R	—	—	(50)	—
Class W	(971)	—	(68,842)	(83)
Net realized gains:
Class A	—	—	(369,248)	(19,443)
Class B	—	—	(8,187)	(624)
Class C	—	—	(118,271)	(3,531)
Class I	—	—	(2,662,438)	(187,204)
Class R	—	—	(56)	—
Class W	—	—	(59,191)	(8)
Total distributions	(117,967)	—	(7,304,111)	(1,900,888)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,486,537	8,391,608	163,102,589	103,025,777
Reinvestment of distributions	111,100	—	7,134,517	1,753,126
	50,597,637	8,391,608	170,237,106	104,778,903
Cost of shares redeemed	(55,612,831)	(20,251,181)	(55,834,728)	(14,560,063)
Net increase (decrease) in net assets resulting from capital share transactions	(5,015,194)	(11,859,573)	114,402,378	90,218,840
Net increase in net assets	2,260,133	8,199,690	110,722,345	109,707,283

NET ASSETS:
Beginning of year or period	75,979,655	67,779,965	117,963,587	8,256,304
End of year or period	$78,239,788	$75,979,655	$228,685,932	$117,963,587
Undistributed net investment income at end of year or period	$7,984	$113,004	$989,296	$429,572

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
	October 3, 2011(1) to May 31, 2012	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$975,517	$(793,202)	$35,401
Net realized gain	24,923,616	33,776,850	49,636,551
Net change in unrealized appreciation (depreciation)	5,802,446	(69,027,772)	72,381,052
Increase (decrease) in net assets resulting from operations	31,701,579	(36,044,124)	122,053,004

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(409,627)	(24,956)	—
Class W	—	(4,117)	—
Net realized gains:
Class A	—	(7,419,028)	—
Class B	—	(244,256)	—
Class C	—	(2,687,087)	—
Class I	(3,388,978)	(5,037,643)	—
Class O	—	(1,220,761)	—
Class R	—	(98)	—
Class W	—	(1,095,586)	—
Total distributions	(3,798,605)	(17,733,532)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	232,133,811	447,247,317	268,904,295
Payment from distribution/payment by affiliate	—	111,635	—
Reinvestment of distributions	3,798,605	12,504,404	—
	235,932,416	459,863,356	268,904,295
Cost of shares redeemed	(35,955,506)	(236,126,636)	(84,668,111)
Net increase in net assets resulting from capital share transactions	199,976,910	223,736,720	184,236,184
Net increase in net assets	227,879,884	169,959,064	306,289,188

NET ASSETS:
Beginning of year or period	—	579,244,250	272,955,062
End of year or period	$227,879,884	$749,203,314	$579,244,250
Undistributed (distributions in excess of) net investment income at end of year or period	$533,713	$(5,183)	$21,489

____________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING SmallCap Opportunities Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$8,981,594	$6,161,294	$(1,151,140)	$(1,092,128)
Net realized gain	22,082,160	45,012,919	19,078,331	24,762,654
Net change in unrealized appreciation (depreciation)	2,003,570	128,296,179	(20,632,717)	14,313,582
Increase (decrease) in net assets resulting from operations	33,067,324	179,470,392	(2,705,526)	37,984,108

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,256,930)	(2,663,526)	—	—
Class B	(14,869)	(20,303)	—	—
Class C	(191,391)	(114,072)	—	—
Class I	(12,170,551)	(10,247,998)	—	—
Class O	(686,360)	(640,874)	—	—
Class R	(248)	—	—	—
Class W	(1,473,082)	(336,486)	—	—
Total distributions	(17,793,431)	(14,023,259)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	399,400,013	272,655,598	90,497,848	37,361,216
Payment from distribution/payment by affiliate	—	—	353,112	—
Reinvestment of distributions	8,372,114	5,968,100	—	—
	407,772,127	278,623,698	90,850,960	37,361,216
Cost of shares redeemed	(228,451,177)	(214,042,671)	(51,503,584)	(41,410,532)
Net increase (decrease) in net assets resulting from capital share transactions	179,320,950	64,581,027	39,347,376	(4,049,316)
Net increase in net assets	194,594,843	230,028,160	36,641,850	33,934,792

NET ASSETS:
Beginning of year or period	789,779,710	559,751,550	139,241,682	105,306,890
End of year or period	$984,374,553	$789,779,710	$175,883,532	$139,241,682
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$(1,842,578)	$(623,636)	$(2,231)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Choice Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$6,715,877	$2,179,296
Net realized gain	14,187,243	100,827,679
Net change in unrealized appreciation (depreciation)	(170,729,101)	61,886,243
Increase (decrease) in net assets resulting from operations	(149,825,981)	164,893,218

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,555,499)	(5,662,967)
Class B	—	(52,739)
Class C	(135,720)	(1,043,963)
Class I	(1,278,903)	(1,179,957)
Class O	(57,448)	(61,919)
Class W	(601,698)	(696,548)
Net realized gains:
Class A	(42,256,561)	—
Class B	(1,409,474)	—
Class C	(17,596,476)	—
Class I	(10,856,829)	—
Class O	(628,487)	—
Class W	(5,186,507)	—
Total distributions	(83,563,602)	(8,698,093)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	175,382,068	605,160,112
Reinvestment of distributions	67,150,853	6,921,695
	242,532,921	612,081,807
Cost of shares redeemed	(537,692,616)	(280,423,449)
Net increase (decrease) in net assets resulting from capital share transactions	(295,159,695)	331,658,358
Net increase (decrease) in net assets	(528,549,278)	487,853,483

NET ASSETS:
Beginning of year or period	1,038,892,664	551,039,181
End of year or period	$510,343,386	$1,038,892,664
Undistributed net investment income at end of year or period	$821,473	$2,941,396

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35		1.35		0.02		48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35	†	1.35	†	0.35	†	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1.35	†	1.35	†	(0.26	)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1.43	†	1.42	†	(0.20	)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—	22.32	3.19	1.56	1.45		1.45		0.14		70,047	100
Class B
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00		2.00		(0.66)		2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00	†	2.00	†	(0.30	)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2.00	†	2.00	†	(0.92	)†	9,956	143
05-31-09	21.22	(0.14	)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2.08	†	2.07	†	(0.91	)†	14,383	166
05-31-08	20.70	(0.11	)•	0.63	0.52	—	—	—	—	—	21.22	2.51	2.21	2.10		2.10		(0.52)		41,957	100
Class C
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00		2.00		(0.63)		16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00	†	2.00	†	(0.30	)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2.00	†	2.00	†	(0.91	)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2.08	†	2.07	†	(0.85	)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—	21.15	2.52	2.21	2.10		2.10		(0.51)		30,435	100
Class I
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00		1.00		0.48		9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24	1.07	1.00	†	1.00	†	0.69	†	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43	1.09	1.00	†	1.00	†	0.08	†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)	1.19	0.98	†	0.97	†	0.29	†	11,349	166
05-31-08	22.56	0.02	•	0.80	0.82	—	—	—	—	—	23.38	3.63	1.10	0.99		0.99		0.07		19,048	100
Class W
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00		1.00		0.30		1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77	1.33	1.00	†	1.00	†	0.65	†	1,109	90
11-23-09(4)–05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85	1.29	0.69	†	0.69	†	0.40	†	269	143

ING Large Cap Value Fund
Class A
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15		1.15		2.30		32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18	†	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25	†	1.25	†	1.94	†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25	†	1.25	†	3.08	†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1.25	†	1.25	†	2.57	†	4,848	32
Class B
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90		1.90		1.58		567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00	†	2.00	†	1.16	†	219	113
05-31-09	9.61	0.16	•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00	†	2.00	†	2.47	†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2.00	†	2.00	†	2.17	†	9	32
Class C
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—	9.85	(2.31)	1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—	10.43	23.98	1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—	8.54	23.32	2.87	2.00	†	2.00	†	1.19	†	1,201	113
05-31-09	9.62	0.14	•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2.00	†	2.00	†	2.20	†	935	108
02-19-08(4)–05-31-08	9.30	0.05	•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09	4.27	2.00	†	2.00	†	1.39	†	9	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Value Fund (continued)
Class I
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—		10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—		8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class R
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39		1.39		2.02		87	84
Class W
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—		10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)–05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—		8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113

ING Mid Cap Value Fund
Class I
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03	0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84		227,880	88

ING MidCap Opportunities Fund
Class A
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(a)	1.37	1.35		1.35		(0.17)		292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06		15.25	34.36	(b)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
05-31-09	16.65	(0.05	)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00	*	11.35	(31.05	)(c)	1.73	1.35	†	1.35	†	(0.41	)†	112,412	201
05-31-08	17.88	(0.11	)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1.29	†	1.29	†	(0.66	)†	133,765	187
Class B
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(a)	2.12	2.10		2.10		(0.93)		6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(b)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
05-31-09	15.36	(0.14	)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00	*	10.38	(31.58	)(c)	2.43	2.10	†	2.10	†	(1.23	)†	17,546	201
05-31-08	16.79	(0.23	)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2.04	†	2.04	†	(1.44	)†	53,959	187
Class C
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—	0.59	—	0.59	0.00	*	17.15	(6.11	)(a)	2.12	2.10		2.10		(0.92)		87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—	—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—	—	—	—	0.06		13.76	33.20	(b)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0.00	*	10.33	(31.50	)(c)	2.43	2.10	†	2.10	†	(1.19	)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2.04	†	2.04	†	(1.42	)†	72,012	187
Class I
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00 *	0.59	—	0.59	0.00	*	20.65	(5.01	)(a)	1.01	0.91		0.91		0.29		265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—	—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—	—	—	—	0.07		16.09	34.76	(b)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
05-31-09	17.42	0.02	•	(5.38)	(5.36)	—	0.12	—	0.12	0.00	*	11.94	(30.71	)(c)	1.18	0.85	†	0.85	†	0.13	†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—	2.50	—	2.50	—		17.42	7.94		1.26	0.85	†	0.85	†	(0.21	)†	6,608	187
Class O
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.31	(5.44	)(a)	1.37	1.35		1.35		(0.17)		41,517	89
05-31-11	15.21	0.02		5.87	5.89	—	—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—	—	—	—	0.06		15.21	34.36	(b)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
06-04-08(4)–05-31-09	16.47	0.00	*	(5.03)	(5.03)	—	0.12	—	0.12	0.00	*	11.32	(30.48	)(c)	1.68	1.35	†	1.35	†	0.03	†	28,177	201
Class R
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—	0.59	—	0.59	0.00	*	19.31	11.15	(a)	1.62	1.60		1.60		(0.45)		14	89

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class W
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00 *	0.59	—	0.59	0.00 *	20.56	(5.20	)(a)	1.12	1.10		1.10		0.08		55,387	89
05-31-11	16.09	0.05		6.23	6.28	—	—	—	—	—	22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—	—	—	—	0.07	16.09	29.97	(b)	1.23	1.03	†	1.03	†	0.16	†	5,392	117

ING Real Estate Fund
Class A
05-31-12	15.23	0.14		0.39	0.53	0.31	—	—	0.31	—	15.45	3.66		1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67		1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88		1.25	1.25	†	1.25	†	2.03	†	114,792	51
05-31-09	14.89	0.26	•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)		1.35	1.34	†	1.34	†	2.65	†	57,141	105
05-31-08	19.27	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)		1.36	1.33		1.33		1.34		105,808	91
Class B
05-31-12	15.28	0.02	•	0.40	0.42	0.19	—	—	0.19	—	15.51	2.87		1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17	—	—	0.17	—	15.28	29.71		1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83		2.00	2.00	†	2.00	†	1.32	†	1,665	51
05-31-09	14.93	0.17	•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)		2.10	2.09	†	2.09	†	1.75	†	1,374	105
05-31-08	19.32	0.09	•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)		2.11	2.08		2.08		0.59		3,285	91
Class C
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85		1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72		1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80		2.00	2.00	†	2.00	†	1.28	†	6,305	51
05-31-09	15.52	0.21	•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)		2.10	2.09	†	2.09	†	2.32	†	3,955	105
05-31-08	19.99	0.10	•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)		2.11	2.08		2.08		0.58		3,214	91
Class I
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54		0.90	0.90	†	0.90	†	2.43	†	399,788	51
05-31-09	15.84	0.32	•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)		0.92	0.91	†	0.91	†	3.25	†	316,925	105
05-31-08	20.35	0.25	•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)		1.04	1.01		1.01		1.49		337,455	91
Class O
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05		1.25	1.25	†	1.25	†	2.04	†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)		1.35	1.34	†	1.34	†	2.54	†	17,709	105
05-31-08	19.24	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)		1.35	1.32		1.32		1.36		35,182	91
Class R
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09		104	36
Class W
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13		99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45		1.00	1.00	†	1.00	†	2.02	†	8,628	51
05-31-09	17.52	0.38	•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)		0.92	0.91	†	0.91	†	3.97	†	826	105
12-17-07(4)–05-31-08	15.96	0.10	•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65		1.04	1.01		1.01		1.34		69	91

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund
Class A
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08		40.08	(5.20	)(d)	1.60	1.50		1.50		(0.79)		65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—		42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38		31.17	36.65	(e)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—		22.81	(33.05)		1.96	1.50	†	1.50	†	(0.60	)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—	—	—	—	—		34.07	(1.73)		1.83	1.50	†	1.50	†	(0.40	)†	84,888	112
Class B
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07		34.81	(5.92	)(d)	2.35	2.25		2.25		(1.54)		1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—		37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34		27.48	35.57	(e)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
05-31-09	30.50	(0.31	)•	(9.92)	(10.23)	—	—	—	—	—		20.27	(33.54)		2.66	2.25	†	2.25	†	(1.38	)†	4,879	178
05-31-08	31.27	(0.33	)•	(0.44)	(0.77)	—	—	—	—	—		30.50	(2.46)		2.53	2.25	†	2.25	†	(1.10	)†	12,750	112
Class C
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07		34.74	(5.93	)(d)	2.35	2.25		2.25		(1.54)		21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—		36.93	34.63		2.33	2.25	†	2.25	†	(1.54	)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34		27.43	35.66	(e)	2.53	2.25	†	2.25	†	(1.44	)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—		20.22	(33.55)		2.66	2.25	†	2.25	†	(1.35	)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—	—	—	—	—		30.43	(2.50)		2.53	2.25	†	2.25	†	(1.14	)†	28,896	112
Class I
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08		42.02	(4.82	)(d)	1.32	1.10		1.10		(0.40)		83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—		44.15	36.27		1.16	1.08	†	1.08	†	(0.33	)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40		32.40	37.35	(e)	1.29	1.01	†	1.01	†	(0.15	)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—		23.59	(32.70)		1.42	1.01	†	1.01	†	(0.10	)†	5,226	178
05-31-08	35.51	0.00	*	(0.46)	(0.46)	—	—	—	—	—		35.05	(1.30)		1.34	1.06	†	1.06	†	0.00	*†	7,198	112
Class R
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08		39.97	12.97	(d)	1.85	1.75		1.75		(1.03)		3	72
Class W
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08		41.73	(4.96	)(d)	1.35	1.25		1.25		(0.53)		3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—		43.91	35.99		1.33	1.25	†	1.25	†	(0.51	)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40		32.29	37.17	(e)	1.40	1.12	†	1.12	†	(0.50	)†	549	114
05-31-09	34.99	0.05	•	(11.50)	(11.45)	—	—	—	—	—		23.54	(32.72)		1.42	1.01	†	1.01	†	0.24	†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—	—	—	—	—		34.99	4.42		1.31	1.03	†	1.03	†	(0.42	)†	1	112

ING Value Choice Fund
Class A
05-31-12	18.16	0.15	•	(3.34)	(3.19)	0.13	1.57	—	1.70	—		13.27	(18.41)		1.51	1.40		1.39		0.92		274,801	69
05-31-11	14.65	0.07	•	3.64	3.71	0.20	—	—	0.20	—		18.16	25.37		1.46	1.40	†	1.39	†	0.40	†	579,341	66
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—		14.65	25.16		1.54	1.40	†	1.39	†	0.82	†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0.00	*	11.81	(17.53	)(c)	1.66	1.40	†	1.39	†	1.15	†	249,120	71
05-31-08	16.01	0.08		(0.30)	(0.22)	0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
Class B
05-31-12	18.00	0.03	•	(3.31)	(3.28)	—	1.57	—	1.57	—		13.15	(19.05)		2.26	2.15		2.14		0.18		9,714	69
05-31-11	14.50	(0.07	)•	3.61	3.54	0.04	—	—	0.04	—		18.00	24.40		2.21	2.15	†	2.14	†	(0.40	)†	20,632	66
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2.15	†	2.14	†	0.06	†	26,706	58
05-31-09	14.60	0.04	•	(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.70	(18.14	)(c)	2.41	2.15	†	2.14	†	0.38	†	25,423	71
05-31-08	15.89	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Value Choice Fund (continued)
Class C
05-31-12	17.90	0.03	•	(3.30)	(3.27)	0.01	1.57	—	1.58	—		13.05	(19.10)		2.26	2.15		2.14		0.17		113,842	69
05-31-11	14.47	(0.06	)•	3.60	3.54	0.11	—	—	0.11	—		17.90	24.48		2.21	2.15	†	2.14	†	(0.35	)†	207,376	66
05-31-10	11.69	0.00	*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2.15	†	2.14	†	0.09	†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.69	(18.15	)(c)	2.41	2.15	†	2.14	†	0.40	†	71,049	71
05-31-08	15.88	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
Class I
05-31-12	18.32	0.19	•	(3.38)	(3.19)	0.18	1.57	—	1.75	—		13.38	(18.25)		1.23	1.15		1.14		1.14		66,842	69
05-31-11	14.77	0.12	•	3.66	3.78	0.23	—	—	0.23	—		18.32	25.72		1.14	1.14	†	1.13	†	0.70	†	160,783	66
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1.15	†	1.14	†	1.18	†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0.00	*	11.90	(17.28	)(c)	1.23	1.15	†	1.14	†	1.54	†	6,113	71
05-31-08	16.12	0.18	•	(0.35)	(0.17)	0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
Class O
05-31-12	18.07	0.16		(3.35)	(3.19)	0.14	1.57	—	1.71	—		13.17	(18.50)		1.51	1.40		1.39		0.96		5,341	69
05-31-11	14.58	0.07	•	3.62	3.69	0.20	—	—	0.20	—		18.07	25.37		1.46	1.40	†	1.39	†	0.41	†	7,205	66
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1.40	†	1.39	†	0.88	†	3,715	58
06-04-08(4)–05-31-09	14.63	0.14	•	(2.61)	(2.47)	0.15	0.26	—	0.41	0.00	*	11.75	(16.78	)(c)	1.66	1.40	†	1.39	†	1.49	†	1,388	71
Class W
05-31-12	19.68	0.22		(3.66)	(3.44)	0.18	1.57	—	1.75	—		14.49	(18.27)		1.26	1.15		1.14		1.19		39,803	69
05-31-11	15.86	0.09		3.96	4.05	0.23	—	—	0.23	—		19.68	25.63		1.21	1.15	†	1.14	†	0.65	†	63,556	66
05-31-10	12.76	0.13		3.13	3.26	0.16	—	—	0.16	—		15.86	25.56		1.23	1.15	†	1.14	†	1.10	†	35,876	58
05-31-09	15.94	0.18	•	(2.94)	(2.76)	0.16	0.26	—	0.42	0.00	*	12.76	(17.25	)(c)	1.23	1.15	†	1.14	†	1.58	†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17	0.24	—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.
(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.
(c)	There was no impact on total return by the affiliate payment.
(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.11)%, (6.12)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.
(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W,
respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012

NOTE 1 — ORGANIZATION

The ING Funds included in this report are each a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with seven separate active series, which are discussed in this report: Growth Opportunities, Large Cap Value, Mid Cap Value, MidCap Opportunities, Real Estate, SmallCap Opportunities and Value Choice (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least one of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Effective at the close of business on July 29, 2011, Value Choice was closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchased shares of the Fund prior to October 31, 2011. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective May 7, 2012, Value Choice was re-opened to all new investments that meet the minimum initial investment requirements described in the Fund’s prospectus.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended May 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
Mid Cap Value	Real Estate
MidCap Opportunities
SmallCap Opportunities
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

K.  Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$123,910,645	$129,000,190
Large Cap Value	252,302,905	143,480,999
Mid Cap Value	343,487,179	152,582,134
MidCap Opportunities	740,078,537	546,090,944
Real Estate	478,685,783	296,793,543
SmallCap Opportunities	147,137,924	107,447,770
Value Choice	542,933,191	783,425,501

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value	0.65% on all assets
Mid Cap Value	0.70%
MidCap Opportunities	0.75%
Real Estate	0.70%
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Value Choice	0.90%

ING Investment Management Co. LLC (“ING IM”), a registered investment adviser, serves as Sub-Adviser to Growth Opportunities, Large Cap Value, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

CBRE Clarion Securities LLC (“CBRE”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and CBRE.

RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”) each serve as a Sub-Adviser to Mid Cap Value pursuant to the respective sub-advisory agreements between the Investment Adviser and RBC and Wellington.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, IFS and the ING Investments Distributor, LLC (“IID” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	N/A
Large Cap Value	0.25%	1.00%	N/A	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
Value Choice	0.25%	1.00%	0.25%	N/A

(1)	Effective March 1, 2012, the Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2013.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$12,113	$—
Large Cap Value	29,633	—
MidCap Opportunities	54,632	—
Real Estate	23,601	—
SmallCap Opportunities	4,796	—
Value Choice	60,184	—

Contingent Deferred Sales Charges:
Growth Opportunities	$—	$187
Large Cap Value	—	1,860
MidCap Opportunities	22,092	2,200
Real Estate	3,473	386
SmallCap Opportunities	—	109
Value Choice	680	7,814

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2012, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Growth Opportunities	$49,888	$6,652	$30,672	$87,212
Large Cap Value	127,505	19,616	17,927	165,048
Mid Cap Value	134,016	19,145	—	153,161
MidCap Opportunities	479,529	63,936	153,547	697,012
Real Estate	594,096	84,869	61,149	740,114
SmallCap Opportunities	137,620	15,291	34,147	187,058
Value Choice	433,140	48,126	182,419	663,685

At May 31, 2012, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Portfolios/Funds or Subsidiaries	Fund	Percentage
ING Capital Allocation Fund	Large Cap Value	12.76%
ING Life Insurance and Annuity Company	Real Estate	9.79%
ING National Trust	Real Estate	6.77%
ING Solution 2015 Portfolio	Large Cap Value	6.55%
	Mid Cap Value	14.87%
ING Solution 2025 Portfolio	Large Cap Value	9.25%
	Mid Cap Value	32.00%
ING Solution 2035 Portfolio	Large Cap Value	18.06%
	Mid Cap Value	27.34%
ING Solution 2045 Portfolio	Large Cap Value	14.61%
	Mid Cap Value	19.17%
Reliance Trust Company	Growth Opportunities	6.38%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

“notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2012, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	N/A	1.50%	1.00%
Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A
MidCap Opportunities	1.75%	2.45%	2.45%	1.45%	1.70%	2.00%	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.70%	1.20%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above, except in the case of SmallCap Opportunities, which will no longer have an expense limit. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Growth Opportunities	1.35%	2.00%	2.00%	1.00%	N/A	N/A	1.00%
Large Cap Value	1.25%	2.00%	2.00%	0.80%	N/A	1.50%	1.00%
MidCap Opportunities(1)	1.35%	2.10%	2.10%	0.91%	1.35%	1.60%	1.10%
SmallCap Opportunities(1)	1.50%	2.25%	2.25%	1.10%	N/A	1.75%	1.25%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At May 31, 2012, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	2013	2014	2015	Total
Growth Opportunities	$68,873	$47,620	$41,386	$157,879
Large Cap Value	65,730	49,838	101,282	216,850
Mid Cap Value	—	—	33,070	33,070
Value Choice	4,019	1,044	675,474	680,537

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2012, are as follows:

	2013	2014	2015	Total
Growth Opportunities
Class A	$—	$61,269	$118,025	$179,294
Class B	—	10,804	11,084	21,888
Class C	—	23,279	41,876	65,155
Class W	574	2,041	2,036	4,651
Large Cap Value
Class I	$—	$23	$9,505	$9,528
Value Choice
Class A	$—	$71,080	$146,367	$217,447
Class B	—	2,734	5,027	7,761
Class C	—	24,205	62,671	86,876
Class O	—	806	2,600	3,406
Class W	23,055	27,886	20,663	71,604

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth Opportunities	4	$8,216,250	1.26%
Large Cap Value	6	2,698,333	1.25
MidCap Opportunities	5	788,000	1.27
Real Estate	1	3,265,000	1.24
SmallCap Opportunities	10	730,500	1.26

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Growth Opportunities
Class A
5/31/2012	585,977	1,381	(496,978)	90,380	13,605,478	—	29,259	(11,377,181)	2,257,556
5/31/2011	277,894	—	(498,025)	(220,131)	5,618,131	—	—	(9,953,800)	(4,335,669)
Class B
5/31/2012	8,190	—	(187,136)	(178,946)	174,211	—	—	(3,900,731)	(3,726,520)
5/31/2011	3,157	—	(297,224)	(294,067)	60,772	—	—	(5,469,858)	(5,409,086)
Class C
5/31/2012	88,438	—	(143,503)	(55,065)	1,912,743	—	—	(3,012,128)	(1,099,385)
5/31/2011	42,029	—	(165,194)	(123,165)	813,040	—	—	(3,069,003)	(2,255,963)
Class I
5/31/2012	1,528,835	3,619	(1,412,322)	120,132	34,033,712	—	81,131	(36,732,138)	(2,617,295)
5/31/2011	53,167	—	(74,048)	(20,881)	1,113,770	—	—	(1,588,222)	(474,452)
Class W
5/31/2012	29,234	32	(27,547)	1,719	760,393	—	710	(590,653)	170,450
5/31/2011	38,747	—	(7,644)	31,103	785,895	—	—	(170,298)	615,597
Large Cap Value
Class A
5/31/2012	2,821,330	76,099	(698,781)	2,198,648	27,898,901	—	736,275	(6,893,872)	21,741,304
5/31/2011	944,025	8,191	(662,490)	289,726	9,387,081	—	80,673	(6,749,455)	2,718,299
Class B
5/31/2012	44,627	1,451	(16,840)	29,238	416,779	—	13,771	(166,694)	263,856
5/31/2011	20,413	450	(18,193)	2,670	200,135	—	4,307	(185,267)	19,175
Class C
5/31/2012	1,044,223	20,190	(191,308)	873,105	10,364,246	—	194,171	(1,871,497)	8,686,920
5/31/2011	225,873	1,750	(13,916)	213,707	2,268,040	—	17,118	(134,616)	2,150,542
Class I
5/31/2012	11,605,568	600,515	(4,511,552)	7,694,531	118,143,425	—	6,062,267	(46,751,481)	77,454,211
5/31/2011	9,924,240	160,420	(722,511)	9,362,149	91,112,021	—	1,651,028	(7,490,725)	85,272,324
Class R
8/5/2011(1)–5/31/2012	8,776	—	—	8,776	89,511	—	—	—	89,511
Class W
5/31/2012	608,959	12,692	(14,895)	606,756	6,189,727	—	128,033	(151,184)	6,166,576
5/31/2011	5,442	—	—	5,442	58,500	—	—	—	58,500
Mid Cap Value
Class I
10/3/2011(1)–5/31/2012	21,085,894	340,988	(2,906,492)	18,520,390	232,133,811	—	3,798,605	(35,955,506)	199,976,910
MidCap Opportunities
Class A
5/31/2012	7,100,380	342,930	(5,958,884)	1,484,426	137,318,104	47,027	6,042,434	(111,915,727)	31,491,838
5/31/2011	6,662,636	—	(2,259,477)	4,403,159	124,610,120	—	—	(41,582,220)	83,027,900
Class B
5/31/2012	21,187	12,348	(196,099)	(162,564)	364,520	1,387	194,480	(3,405,775)	(2,845,388)
5/31/2011	10,972	—	(471,965)	(460,993)	173,336	—	—	(7,656,542)	(7,483,206)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class C
5/31/2012	1,248,651	106,633	(712,029)	643,255	21,782,754	15,178	1,669,879	(12,118,331)	11,349,480
5/31/2011	1,177,603	—	(549,254)	628,349	20,004,804	—	—	(8,753,523)	11,251,281
Class I
5/31/2012	11,547,043	188,173	(4,410,629)	7,324,587	238,409,140	32,997	3,530,125	(90,522,917)	151,449,345
5/31/2011	4,905,549	—	(983,439)	3,922,110	102,107,703	—	—	(18,782,611)	83,325,092
Class O
5/31/2012	347,557	2,844	(353,854)	(3,453)	6,570,254	7,708	50,005	(6,811,880)	(183,913)
5/31/2011	283,080	—	(378,787)	(95,707)	5,331,174	—	—	(6,775,578)	(1,444,404)
Class R
8/5/2011(1)–5/31/2012	720	—	(1)	719	14,509	1	—	(14)	14,496
Class W
5/31/2012	2,034,716	54,411	(581,871)	1,507,256	42,788,036	7,337	1,017,481	(11,351,992)	32,460,862
5/31/2011	905,551	—	(54,513)	851,038	16,677,158	—	—	(1,117,637)	15,559,521
Real Estate
Class A
5/31/2012	4,874,255	195,730	(3,637,903)	1,432,082	71,047,602	—	2,768,372	(52,221,621)	21,594,353
5/31/2011	4,801,803	194,658	(4,606,607)	389,854	63,190,969	—	2,465,197	(60,225,523)	5,430,643
Class B
5/31/2012	6,179	925	(34,024)	(26,920)	90,152	—	13,027	(494,486)	(391,307)
5/31/2011	9,626	1,460	(58,648)	(47,562)	125,977	—	18,235	(757,844)	(613,632)
Class C
5/31/2012	491,497	9,853	(291,617)	209,733	7,577,999	—	145,513	(4,467,475)	3,256,037
5/31/2011	468,477	6,489	(101,479)	373,487	6,474,553	—	86,448	(1,402,945)	5,158,056
Class I
5/31/2012	14,824,860	292,976	(9,415,774)	5,702,062	235,094,819	—	4,485,074	(144,892,100)	94,687,793
5/31/2011	12,120,436	242,786	(9,949,810)	2,413,412	173,365,899	—	3,296,314	(141,869,838)	34,792,375
Class O
5/31/2012	344,551	1,522	(466,793)	(120,720)	5,029,219	—	21,389	(6,774,375)	(1,723,767)
5/31/2011	450,413	1,902	(526,777)	(74,462)	5,955,589	—	23,857	(6,950,060)	(970,614)
Class R
8/5/2011(1)–5/31/2012	6,719	12	—	6,731	103,607	—	197	—	103,804
Class W
5/31/2012	4,575,788	55,023	(1,139,671)	3,491,140	80,456,615	—	938,542	(19,601,120)	61,794,037
5/31/2011	1,458,014	4,896	(176,341)	1,286,569	23,542,611	—	78,049	(2,836,461)	20,784,199
SmallCap Opportunities
Class A
5/31/2012	364,872	—	(655,055)	(290,183)	14,386,008	137,761	—	(25,910,524)	(11,386,755)
5/31/2011	411,522	—	(842,741)	(431,219)	15,211,780	—	—	(32,365,899)	(17,154,119)
Class B
5/31/2012	125	—	(28,996)	(28,871)	4,458	3,678	—	(1,002,260)	(994,124)
5/31/2011	5,305	—	(60,608)	(55,303)	179,470	—	—	(1,875,483)	(1,696,013)
Class C
5/31/2012	28,776	—	(97,371)	(68,595)	1,019,278	44,155	—	(3,295,675)	(2,232,242)
5/31/2011	35,283	—	(94,744)	(59,461)	1,138,373	—	—	(2,962,752)	(1,824,379)
Class I
5/31/2012	1,846,238	—	(506,047)	1,340,191	71,639,842	165,286	—	(20,648,690)	51,156,438
5/31/2011	520,625	—	(97,064)	423,561	20,116,018	—	—	(3,830,366)	16,285,652
Class R
8/5/2011(1)–5/31/2012	85	—	—	85	3,000	7	—	—	3,007
Class W
5/31/2012	80,256	—	(16,088)	64,168	3,445,262	2,225	—	(646,435)	2,801,052
5/31/2011	18,461	—	(10,036)	8,425	715,575	—	—	(376,032)	339,543
Value Choice
Class A
5/31/2012	5,097,865	2,678,911	(18,955,803)	(11,179,027)	84,570,236	—	39,085,307	(300,867,043)	(177,211,500)
5/31/2011	19,229,058	284,313	(10,781,187)	8,732,184	324,240,686	—	4,890,186	(182,877,556)	146,253,316

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Value Choice (continued)
Class B
5/31/2012	14,667	83,758	(505,621)	(407,196)	234,161	—	1,215,323	(8,050,086)	(6,600,602)
5/31/2011	47,448	2,616	(745,592)	(695,528)	789,471	—	44,740	(12,201,317)	(11,367,106)
Class C
5/31/2012	1,380,105	943,666	(5,188,009)	(2,864,238)	22,708,882	—	13,598,232	(78,982,166)	(42,675,052)
5/31/2011	5,375,908	47,862	(1,412,953)	4,010,817	89,334,765	—	813,653	(23,594,242)	66,554,176
Class I
5/31/2012	2,953,317	510,781	(7,244,458)	(3,780,360)	47,347,520	—	7,508,472	(115,777,542)	(60,921,550)
5/31/2011	8,505,627	27,807	(2,170,729)	6,362,705	147,881,261	—	481,623	(37,641,239)	110,721,645
Class O
5/31/2012	166,151	—	(159,524)	6,627	2,652,939	—	—	(2,570,406)	82,533
5/31/2011	227,169	—	(83,210)	143,959	3,838,858	—	—	(1,393,958)	2,444,900
Class W
5/31/2012	992,765	360,774	(1,836,644)	(483,105)	17,868,330	—	5,743,519	(31,445,373)	(7,833,524)
5/31/2011	2,149,003	37,157	(1,218,240)	967,920	39,075,071	—	691,493	(22,715,137)	17,051,427

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an realized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2012, the following Funds had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Growth Opportunities	$772,856	$793,392
Mid Cap Value	5,960,300	6,105,631
MidCap Opportunities	9,959,560	10,243,521
SmallCap Opportunities	6,398,716	6,562,417
Value Choice	20,566,501	21,285,972

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (“PFICs”), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Growth Opportunities	$—	$39,724	$(39,724)
Large Cap Value	(31,644)	73,447	(41,803)
Mid Cap Value	(30,272)	(32,177)	62,449
MidCap Opportunities	(806,753)	795,603	11,150
Real Estate(1)	(7,592,895)	7,592,895	—
SmallCap Opportunities	(1,164,809)	1,148,909	15,900
Value Choice	—	(3,206,532)	3,206,532

(1)	As of the Fund’s tax year ended December 31, 2011.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Growth Opportunities	$117,967	$—	$—
Large Cap Value	6,961,073	343,038	1,900,888
Mid Cap Value	3,798,605	—	—
MidCap Opportunities	21,489	17,712,043	—
Real Estate(1)	15,344,972	—	14,350,325
Value Choice	10,346,592	73,217,010	8,698,093

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2011 and December 31, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2012 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Growth Opportunities	$10,674	$—	$—	$—	$10,320,847	$(10,059,442)	2018
Large Cap Value	6,089,309	1,950,152	—	—	7,768,117	—	—
Mid Cap Value	22,776,228	51,326	—	—	5,105,802	—	—
MidCap Opportunities	—	24,241,463	—	—	38,839,862	(10,785,821)*	2016
Real Estate(1)	—	—	—	—	162,171,265	(70,613,522)	2017
SmallCap Opportunities	—	—	—	—	3,640,774	(826,115)	2018
Value Choice	3,184,864	—	(2,356,345)	(6,931,304)	(63,009,664)	(5,105,416)*	2016

(1)	As of the Fund’s tax year ended December 31, 2011.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of May 31, 2012, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act were effective for the Funds’ tax year ended May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Growth Opportunities, Large Cap Value, MidCap Opportunities, Mid Cap Value and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

Investment by Funds-of-Funds (Large Cap Value and Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$111,635
SmallCap Opportunities	$353,112

NOTE 15 — LITIGATION

In November 2010, as part of the Tribune Co. (“Tribune”) Chapter 11 bankruptcy proceedings in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), ING Funds Services, LLC, ING LargeCap Value Fund (which was merged into the surviving ING Value Choice Fund on September 27, 2008) (the “Subject Fund”), and other ING entities were named as defendants in a class action complaint filed as an adversary proceeding (the “Complaint”). The Complaint alleges, among other things, that: (i) certain parties engaged in misconduct in connection with a leverage buyout transaction (the “LBO”) by which Tribune converted to a privately held company in 2007, (ii) the LBO damaged Tribune, and (iii) the LBO ultimately forced Tribune to file for bankruptcy. The Complaint seeks to recover payments made to beneficial owners in 2007 in connection with the LBO. As of June 24, 2012, none of the ING entities, including the Subject Fund, has been served with an amended complaint. However, based on historical ownership, we anticipate that the Subject Fund will be named as a defendant. The value of the shares sold by the Subject Fund in connection with the LBO was/is $1,258,340.

On July, 13, 2012, the Bankruptcy Court issued an order overruling certain objections to Tribune’s proposed plan of reorganization, and Judge Kevin Carey directed that a revised plan be filed during the week of July 16, 2012. The Bankruptcy Court is expected to enter the confirmation order shortly thereafter. Once the plan is confirmed, it cannot go effective until the Federal Communications Commission approves Tribune’s sale of its broadcast licenses, which will likely take a number of weeks.

On December 19, 2011, similar cases that were filed with various United States district courts relating to the Tribune LBO, along with the Tribune Adversary Proceeding, were consolidated and transferred to the Southern District of New York (“NY District Court”). The NY District Court issued an order staying the consolidation action until further order by the Bankruptcy Court or the presiding Judge, William H. Pauley III. At a pre-trial conference in the consolidated actions on July 10, 2012, Judge Pauley adopted the defendants’ executive committee structure. The parties will submit a revised case management order based on input from Judge Pauley by August 3, 2012. That order will set, among other things, a schedule for briefing threshold motions, with initial motions to dismiss due by November 2012.

The Subject Fund believes the claims raised in the Complaint are without merit and intends to vigorously defend against the action.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2012, the following Funds declared dividends of:

	Type	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	NII	$0.0535	July 3, 2012	June 29, 2012
Class B	NII	0.0271	July 3, 2012	June 29, 2012
Class C	NII	0.0352	July 3, 2012	June 29, 2012
Class I	NII	0.0609	July 3, 2012	June 29, 2012
Class R	NII	0.0562	July 3, 2012	June 29, 2012
Class W	NII	0.0596	July 3, 2012	June 29, 2012
Real Estate
Class A	NII	$0.0430	July 3, 2012	June 29, 2012
Class B	NII	0.0118	July 3, 2012	June 29, 2012
Class C	NII	0.0133	July 3, 2012	June 29, 2012
Class I	NII	0.0577	July 3, 2012	June 29, 2012
Class O	NII	0.0426	July 3, 2012	June 29, 2012
Class R	NII	0.0373	July 3, 2012	June 29, 2012
Class W	NII	0.0515	July 3, 2012	June 29, 2012

NII — Net investment income

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 16.8%
16,309	@	Bed Bath & Beyond, Inc.	$1,178,325	1.5
28,540		Brinker International, Inc.	922,127	1.2
24,290		CBS Corp. — Class B	775,337	1.0
40,480		Comcast Corp. — Class A	1,170,277	1.5
32,240		Foot Locker, Inc.	1,023,298	1.3
17,000		Home Depot, Inc.	838,780	1.1
27,845	@	Michael Kors Holdings Ltd.	1,096,536	1.4
2,000	@	Priceline.com, Inc.	1,250,980	1.6
20,970		Scripps Networks Interactive — Class A	1,148,527	1.4
29,780		Starbucks Corp.	1,634,624	2.1
23,450		Wyndham Worldwide Corp.	1,167,810	1.5
52,620		Other Securities	986,404	1.2
			13,193,025	16.8

		Consumer Staples: 10.1%
14,000		Beam, Inc.	847,840	1.1
42,340		Coca-Cola Enterprises, Inc.	1,158,422	1.5
22,260		Costco Wholesale Corp.	1,923,041	2.5
14,240	@	Monster Beverage Corp.	1,033,824	1.3
28,997		Philip Morris International, Inc.	2,450,537	3.1
5,260		Other Securities	466,089	0.6
			7,879,753	10.1

		Energy: 10.4%
8,820		EOG Resources, Inc.	875,826	1.1
50,020		ExxonMobil Corp.	3,933,073	5.0
26,240		Halliburton Co.	788,774	1.0
14,010		National Oilwell Varco, Inc.	935,167	1.2
14,410		Royal Dutch Shell PLC — Class A ADR	896,014	1.2
46,190		Other Securities	698,393	0.9
			8,127,247	10.4

		Financials: 3.6%
7,670		Blackrock, Inc.	1,310,036	1.7
36,070	@	Nasdaq Stock Market, Inc.	789,212	1.0
6,920		Other Securities	713,244	0.9
			2,812,492	3.6

		Health Care: 14.8%
34,850		Abbott Laboratories	2,153,382	2.8
7,430	@	Biogen Idec, Inc.	971,472	1.2
24,410		Cardinal Health, Inc.	1,010,086	1.3
19,730		Cooper Cos., Inc.	1,680,601	2.2
21,190		Covidien PLC	1,097,218	1.4
21,250	@	Cyberonics	819,187	1.0
23,910	@	Gilead Sciences, Inc.	1,194,305	1.5
10,520		Perrigo Co.	1,092,923	1.4
12,260	@	Watson Pharmaceuticals, Inc.	874,015	1.1
23,520		Other Securities	728,650	0.9
			11,621,839	14.8

		Industrials: 12.2%
20,760		Acuity Brands, Inc.	1,131,420	1.4
16,980		Ametek, Inc.	861,056	1.1
31,418		Danaher Corp.	1,632,793	2.1
27,550	@	FTI Consulting, Inc.	869,754	1.1
13,734		Roper Industries, Inc.	1,390,156	1.8
6,670	@	TransDigm Group, Inc.	820,410	1.1
16,470		Tyco International Ltd.	875,545	1.1
19,970	@	Wesco International, Inc.	1,188,015	1.5
13,300		Other Securities	752,248	1.0
			9,521,397	12.2

		Information Technology: 28.1%
28,940	@	Adobe Systems, Inc.	898,587	1.2
28,750		Analog Devices, Inc.	1,045,637	1.3
10,784	@	Apple, Inc.	6,230,240	8.0
12,170	@	Citrix Systems, Inc.	889,383	1.1
4,460	@	Google, Inc. — Class A	2,590,636	3.3
64,136		Microsoft Corp.	1,872,130	2.4
30,960	@	NetApp, Inc.	921,370	1.2
95,513		Oracle Corp.	2,528,229	3.2
27,880		Qualcomm, Inc.	1,597,803	2.1
11,890	@	Teradata Corp.	790,447	1.0
143,520		Other Securities(a)	2,595,381	3.3
			21,959,843	28.1

		Materials: 2.8%
37,793		Other Securities	2,202,273	2.8
		Total Common Stock
		(Cost $65,739,050)	77,317,869	98.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc(1): 1.0%
793,392	Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $793,397, collateralized by various U.S. Government Agency Obligations, 1.558%-6.146%, Market Value plus accrued interest $809,260, due 07/01/17-08/01/45) (Cost $793,392)	793,392	1.0

See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
592,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $592,000)	$592,000	0.8

	Total Short-Term Investments
	(Cost $1,385,392)	1,385,392	1.8

	Total Investments in Securities (Cost $67,124,442)	$78,703,261	100.6
	Liabilities in Excess of Other Assets	(463,473)	(0.6)
	Net Assets	$78,239,788	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $68,382,414.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,548,096
Gross Unrealized Depreciation	(4,227,249)
Net Unrealized Appreciation	$10,320,847

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$77,317,869	$—	$—	$77,317,869
Short-Term Investments	592,000	793,392	—	1,385,392
Total Investments, at value	$77,909,869	$793,392	$—	$78,703,261

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$155,055	$—	$(155,055)	$—	$(38,763)	$38,763	$—	$—	$—
Total Investments, at value	$155,055	$—	$(155,055)	$—	$(38,763)	$38,763	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

ING LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.7%
		Consumer Discretionary: 11.7%
92,400		CBS Corp. — Class B	$2,949,408	1.3
163,000		Comcast Corp. — Class A	4,712,330	2.1
77,342	@	Delphi Automotive PLC	2,245,238	1.0
72,400		Foot Locker, Inc.	2,297,976	1.0
152,700		Lowe’s Cos., Inc.	4,080,144	1.8
74,600		Macy’s, Inc.	2,838,530	1.2
150,800		Newell Rubbermaid, Inc.	2,774,720	1.2
57,400		Wyndham Worldwide Corp.	2,858,520	1.2
146,482		Other Securities	2,014,128	0.9
			26,770,994	11.7

		Consumer Staples: 7.4%
97,200		Altria Group, Inc.	3,128,868	1.4
85,300		Coca-Cola Enterprises, Inc.	2,333,808	1.0
35,600		JM Smucker Co.	2,725,536	1.2
139,900		Procter & Gamble Co.	8,714,371	3.8
			16,902,583	7.4

		Energy: 11.7%
64,600		Chevron Corp.	6,350,826	2.8
134,700		ExxonMobil Corp.	10,591,461	4.6
390,900		Other Securities	9,770,789	4.3
			26,713,076	11.7

		Financials: 23.0%
48,400		Ameriprise Financial, Inc.	2,319,328	1.0
70,400		Axis Capital Holdings Ltd.	2,316,160	1.0
103,800		BB&T Corp.	3,136,836	1.4
171,900		Fifth Third Bancorp.	2,294,865	1.0
167,700		JPMorgan Chase & Co.	5,559,255	2.4
205,500		People’s United Financial, Inc.	2,389,965	1.1
51,300		PNC Financial Services Group, Inc.	3,150,846	1.4
48,700		Prudential Financial, Inc.	2,262,115	1.0
48,800		Travelers Cos., Inc.	3,049,512	1.3
141,000		US Bancorp.	4,386,510	1.9
93,900		Weingarten Realty Investors	2,401,962	1.1
217,900		Wells Fargo & Co.	6,983,695	3.1
127,000		XL Group PLC	2,593,340	1.1
767,300		Other Securities	9,694,306	4.2
			52,538,695	23.0

		Health Care: 12.0%
47,400		Abbott Laboratories	2,928,846	1.3
54,700		Aetna, Inc.	2,236,683	1.0
57,600		Cardinal Health, Inc.	2,383,488	1.0
190,900		Merck & Co., Inc.	7,174,022	3.1
410,900		Pfizer, Inc.	8,986,383	3.9
91,400		Other Securities	3,795,734	1.7
			27,505,156	12.0

		Industrials: 7.1%
37,300		Boeing Co.	2,596,453	1.1
49,600		Cooper Industries PLC	3,496,800	1.5
41,900		Dover Corp.	2,369,864	1.1
52,700		General Dynamics Corp.	3,373,327	1.5
39,000		Union Pacific Corp.	4,344,600	1.9
			16,181,044	7.1

		Information Technology: 7.1%
4,300	@	Apple, Inc.	2,484,239	1.1
246,000		Applied Materials, Inc.	2,541,180	1.1
259,000		Intel Corp.	6,692,560	2.9
113,700		Microsoft Corp.	3,318,903	1.4
69,000		Other Securities	1,319,970	0.6
			16,356,852	7.1

		Materials: 3.6%
46,900		EI Du Pont de Nemours & Co.	2,263,394	1.0
67,900		Nucor Corp.	2,428,104	1.1
121,700		Other Securities	3,569,475	1.5
			8,260,973	3.6

		Telecommunication Services: 4.6%
240,900		AT&T, Inc.	8,231,553	3.6
58,688		CenturyTel, Inc.	2,301,743	1.0
			10,533,296	4.6

		Utilities: 6.5%
163,900		CenterPoint Energy, Inc.	3,315,697	1.5
47,300		Entergy Corp.	3,052,269	1.3
144,500		Great Plains Energy, Inc.	2,878,440	1.3
121,900		UGI Corp.	3,496,092	1.5
37,100		Other Securities	2,108,393	0.9
			14,850,891	6.5
		Total Common Stock
		(Cost $208,034,265)	216,613,560	94.7

EXCHANGE-TRADED FUNDS: 2.1%
73,066		iShares Russell 1000 Value Index Fund	4,775,594	2.1
		Total Exchange-Traded Funds
		(Cost $4,763,145)	4,775,594	2.1
		Total Long-Term Investments
		(Cost $212,797,410)	221,389,154	96.8

SHORT-TERM INVESTMENTS: 3.3%
		Mutual Funds: 3.3%
7,533,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,533,000)	7,533,000	3.3

		Total Short-Term Investments
		(Cost $7,533,000)	7,533,000	3.3

See Accompanying Notes to Financial Statements

ING LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)

	Total Investments in Securities (Cost $220,330,410)	$228,922,154	100.1
	Liabilities in Excess of Other Assets	(236,222)	(0.1)
	Net Assets	$228,685,932	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $221,154,037.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,504,331
Gross Unrealized Depreciation	(8,736,214)
Net Unrealized Appreciation	$7,768,117

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$216,613,560	$—	$—	$216,613,560
Exchange-Traded Funds	4,775,594	—	—	4,775,594
Short-Term Investments	7,533,000	—	—	7,533,000
Total Investments, at value	$228,922,154	$—	$—	$228,922,154

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.0%
		Consumer Discretionary: 11.8%
63,503	@	ANN, Inc.	$1,707,596	0.7
242,200		Dana Holding Corp.	3,226,104	1.4
77,691		Jarden Corp.	3,158,139	1.4
66,200	L	Lennar Corp.	1,806,598	0.8
101,900		Mattel, Inc.	3,172,147	1.4
102,400		Newell Rubbermaid, Inc.	1,884,160	0.8
88,400	@	Toll Brothers, Inc.	2,411,552	1.1
970,425		Other Securities(a)	9,462,377	4.2
			26,828,673	11.8

		Consumer Staples: 3.0%
39,750	@	Energizer Holdings, Inc.	2,898,172	1.3
79,800		Other Securities	3,863,811	1.7
			6,761,983	3.0

		Energy: 6.6%
49,050	@	Cameron International Corp.	2,241,095	1.0
88,600	@	Cobalt International Energy, Inc.	2,006,790	0.9
95,904	@	Noble Corp.	2,998,918	1.3
407,760		Other Securities	7,806,794	3.4
			15,053,597	6.6

		Financials: 23.5%
154,945		Ares Capital Corp.	2,338,120	1.0
189,800		BR Properties SA	2,164,464	0.9
21,300		Everest Re Group Ltd.	2,175,156	1.0
201,935		Fifth Third Bancorp.	2,695,832	1.2
56,300		HCC Insurance Holdings, Inc.	1,759,938	0.8
439,277	L	KKR Financial Holdings LLC	3,685,534	1.6
110,100	@	PHH Corp.	1,824,357	0.8
87,950		Principal Financial Group, Inc.	2,160,052	0.9
280,100		Regions Financial Corp.	1,761,829	0.8
99,467		Reinsurance Group of America, Inc.	4,990,260	2.2
87,300		Tower Group, Inc.	1,713,699	0.7
171,100		UnumProvident Corp.	3,413,445	1.5
1,311,082		Other Securities	22,929,196	10.1
			53,611,882	23.5

		Health Care: 7.2%
44,450		Humana, Inc.	3,395,535	1.5
92,800	@	Mylan Laboratories	2,010,976	0.9
60,200		Universal Health Services, Inc.	2,332,750	1.0
561,513		Other Securities	8,804,471	3.8
			16,543,732	7.2

		Industrials: 16.1%
203,600	@	ACCO Brands Corp.	1,856,832	0.8
84,050		Fluor Corp.	3,940,264	1.7
41,000		Gardner Denver, Inc.	2,217,280	1.0
28,400		Hubbell, Inc.	2,241,328	1.0
42,200		Pentair, Inc.	1,720,072	0.8
245,540	@	Swift Transportation Co.	2,605,179	1.1
31,200	@	Teledyne Technologies, Inc.	1,858,896	0.8
113,600		Werner Enterprises, Inc.	2,765,024	1.2
529,266		Other Securities	17,549,371	7.7
			36,754,246	16.1

		Information Technology: 9.5%
162,150	@	Arrow Electronics, Inc.	5,498,506	2.4
54,600		Avago Technologies Ltd.	1,807,260	0.8
64,150	@	Avnet, Inc.	1,955,934	0.9
138,500	@	Fairchild Semiconductor International, Inc.	1,829,585	0.8
72,667	@	Skyworks Solutions, Inc.	1,951,836	0.9
417,800		Other Securities(a)	8,545,139	3.7
			21,588,260	9.5

		Materials: 11.9%
44,578		Ashland, Inc.	2,849,872	1.3
68,049	@	Crown Holdings, Inc.	2,319,790	1.0
38,550		Cytec Industries, Inc.	2,330,733	1.0
58,750		International Paper Co.	1,715,500	0.8
137,200	@	Owens-Illinois, Inc.	2,680,888	1.2
48,790		Schweitzer-Mauduit International, Inc.	3,264,051	1.4
1,534,589		Other Securities	11,885,177	5.2
			27,046,011	11.9

		Telecommunication Services: 0.7%
165,628		Other Securities	1,550,278	0.7

		Utilities: 6.7%
87,950		Edison International	3,954,232	1.7
55,300		Northeast Utilities	1,991,353	0.9
155,500		NV Energy, Inc.	2,690,150	1.2
65,500		UGI Corp.	1,878,540	0.8
47,000		Wisconsin Energy Corp.	1,778,480	0.8
99,250		Other Securities	2,967,044	1.3
			15,259,799	6.7
		Total Common Stock
		(Cost $215,179,519)	220,998,461	97.0
EXCHANGE-TRADED FUNDS: 0.3%
16,000		Other Securities	718,560	0.3
		Total Exchange-Traded Funds
		(Cost $734,631)	718,560	0.3
RIGHTS: 0.0%
		Health Care: 0.0%
18		Other Securities	3	0.0
		Total Rights
		(Cost $—)	3	0.0

		Total Long-Term Investments
		(Cost $215,914,150)	221,717,024	97.3

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateralcc(1): 2.7%
555,370	BNP Paribas Bank, Repurchase Agreement dated 05/31/12, 0.30%, due 06/01/12 (Repurchase Amount $555,375, collateralized by various U.S. Government Agency Obligations, 1.125%–5.935%, Market Value plus accrued interest $566,478, due 11/20/33–05/01/42)	$555,370	0.3
1,450,087	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,450,096, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.210%, Market Value plus accrued interest $1,479,089, due 04/20/61–04/01/42)	1,450,087	0.7
1,200,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.18%, due 06/01/12 (Repurchase Amount $1,200,006, collateralized by various U.S. Government Securities, 2.125%, Market Value plus accrued interest $1,224,002, due 08/15/21)	1,200,000	0.5
1,450,087	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,450,096, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $1,479,090, due 02/01/18–03/01/42)	1,450,087	0.6
1,450,087	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,450,095, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,479,089, due 08/01/25–03/01/42)	1,450,087	0.6
		6,105,631	2.7
	Mutual Funds: 0.9%
2,065,140	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,065,140)	$2,065,140	0.9

	Total Short-Term Investments
	(Cost $8,170,771)	8,170,771	3.6
	Total Investments in Securities (Cost $224,084,921)	$229,887,795	100.9
	Liabilities in Excess of Other Assets	(2,007,911)	(0.9)
	Net Assets	$227,879,884	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $224,781,565.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,222,040
Gross Unrealized Depreciation	(9,115,810)
Net Unrealized Appreciation	$5,106,230

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$25,622,194	$1,206,479	$—	$26,828,673
Consumer Staples	6,761,983	—	—	6,761,983
Energy	14,442,591	611,006	—	15,053,597
Financials	53,611,882	—	—	53,611,882
Health Care	13,801,706	2,742,026	—	16,543,732
Industrials	36,754,246	—	—	36,754,246
Information Technology	21,588,260	—	—	21,588,260
Materials	25,382,884	1,663,127	—	27,046,011
Telecommunication Services	1,550,278	—	—	1,550,278
Utilities	15,259,799	—	—	15,259,799
Total Common Stock	214,775,823	6,222,638	—	220,998,461
Exchange-Traded Funds	718,560	—	—	718,560
Rights	—	3	—	3
Short-Term Investments	2,065,140	6,105,631	—	8,170,771
Total Investments, at value	$217,559,523	$12,328,272	$—	$229,887,795

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Consumer Discretionary: 21.2%
255,189	@	Bed Bath & Beyond, Inc.	$18,437,405	2.5
306,138		Brinker International, Inc.	9,891,319	1.3
133,382		Coach, Inc.	8,996,616	1.2
378,115		Foot Locker, Inc.	12,001,370	1.6
354,626		Harley-Davidson, Inc.	17,085,881	2.3
618,777		International Game Technology	8,848,511	1.2
135,619	@	Liberty Media Corp. — Liberty Capital	11,496,423	1.5
315,891		Macy’s, Inc.	12,019,652	1.6
250,705	@	Michael Kors Holdings Ltd.	9,872,763	1.3
437,620		Newell Rubbermaid, Inc.	8,052,208	1.1
150,591		Ross Stores, Inc.	9,521,869	1.3
247,170		Scripps Networks Interactive — Class A	13,537,501	1.8
134,159	L	Weight Watchers, International, Inc.	7,612,182	1.0
233,768		Wyndham Worldwide Corp.	11,641,646	1.5
			159,015,346	21.2

		Consumer Staples: 6.2%
154,108		Beam, Inc.	9,332,780	1.3
477,799		Coca-Cola Enterprises, Inc.	13,072,581	1.7
199,278	@	Monster Beverage Corp.	14,467,583	1.9
91,953		Whole Foods Market, Inc.	8,147,955	1.1
22,258		Other Securities	1,414,496	0.2
			46,435,395	6.2

		Energy: 7.1%
232,927	@	Cameron International Corp.	10,642,435	1.4
613,880	@	Denbury Resources, Inc.	9,281,865	1.2
174,777		Range Resources Corp.	10,039,191	1.4
1,014,618		Other Securities	23,195,278	3.1
			53,158,769	7.1

		Financials: 7.8%
87,400	@	Affiliated Managers Group, Inc.	9,008,318	1.2
175,286		Ameriprise Financial, Inc.	8,399,705	1.1
107,269		Digital Realty Trust, Inc.	7,591,427	1.0
362,150	@	Nasdaq Stock Market, Inc.	7,923,842	1.1
313,725		UDR, Inc.	8,125,478	1.1
776,794		Other Securities	17,596,137	2.3
			58,644,907	7.8

		Health Care: 13.2%
277,635		Agilent Technologies, Inc.	11,288,639	1.5
143,624	@	Alexion Pharmaceuticals, Inc.	13,008,026	1.7
190,140		Cardinal Health, Inc.	7,867,993	1.1
158,344		Cooper Cos., Inc.	13,487,742	1.8
136,311		Perrigo Co.	14,161,350	1.9
279,730	@	Resmed, Inc.	8,666,035	1.2
133,758	@	Waters Corp.	10,671,213	1.4
166,695	@	Watson Pharmaceuticals, Inc.	11,883,687	1.6
111,131		Other Securities	7,594,496	1.0
			98,629,181	13.2

		Industrials: 14.7%
208,565		Acuity Brands, Inc.	11,366,793	1.5
223,775		Ametek, Inc.	11,347,630	1.5
197,273		Dover Corp.	11,157,761	1.5
180,587		Pall Corp.	10,051,472	1.4
138,433		Roper Industries, Inc.	14,012,188	1.9
95,995	@	TransDigm Group, Inc.	11,807,385	1.6
273,052		Waste Connections, Inc.	8,450,959	1.1
165,956	@	Wesco International, Inc.	9,872,723	1.3
433,780		Other Securities	21,978,342	2.9
			110,045,253	14.7

		Information Technology: 19.0%
279,690	@	Adobe Systems, Inc.	8,684,375	1.1
404,702		Analog Devices, Inc.	14,719,012	2.0
173,031	@	Ariba, Inc.	7,774,283	1.0
186,204	@	Citrix Systems, Inc.	13,607,788	1.8
249,818		Intuit, Inc.	14,047,266	1.9
248,429	@, L	Lam Research Corp.	9,266,402	1.2
231,978	@	Micros Systems, Inc.	12,239,159	1.6
627,274	@	Nvidia Corp.	7,797,016	1.1
146,130	@	Teradata Corp.	9,714,722	1.3
625,662		Western Union Co.	10,260,857	1.4
1,668,225		Other Securities	34,425,542	4.6
			142,536,422	19.0

		Materials: 5.9%
60,707		CF Industries Holdings, Inc.	10,378,469	1.4
174,303		Cliffs Natural Resources, Inc.	8,328,197	1.1
215,110		Eastman Chemical Co.	10,015,521	1.3
319,814		Packaging Corp. of America	8,580,610	1.2
219,973		Other Securities	7,065,533	0.9
			44,368,330	5.9

		Telecommunication Services: 2.1%
295,758	@	SBA Communications Corp.	15,364,628	2.1
		Total Common Stock
		(Cost $688,014,085)	728,198,231	97.2

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc(1): 1.4%
2,432,836	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $2,432,851, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.210%, Market Value plus accrued interest $2,481,493, due 04/20/61–04/01/42)	$2,432,836	0.4
2,432,836	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.18%, due 06/01/12 (Repurchase Amount $2,432,848, collateralized by various U.S. Government Securities, 2.125%, Market Value plus accrued interest $2,481,497, due 08/15/21)	2,432,836	0.3
2,432,836	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $2,432,851, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $2,481,494, due 02/01/18–03/01/42)	2,432,836	0.3
512,177	Morgan Stanley, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $512,180, collateralized by various U.S. Government Agency Obligations, 2.244%–16.000%, Market Value plus accrued interest $522,421, due 06/01/12–12/01/49)	512,177	0.1
2,432,836	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,432,850, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $2,481,494, due 08/01/25–03/01/42)	2,432,836	0.3
		10,243,521	1.4
	Mutual Funds: 2.5%
18,952,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $18,952,000)	$18,952,000	2.5

	Total Short-Term Investments
	(Cost $29,195,521)	29,195,521	3.9

	Total Investments in Securities (Cost $717,209,606)	$757,393,752	101.1
	Liabilities in Excess of Other Assets	(8,190,438)	(1.1)
	Net Assets	$749,203,314	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $718,553,781.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$79,253,709
Gross Unrealized Depreciation	(40,413,738)
Net Unrealized Appreciation	$38,839,971

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$728,198,231	$—	$—	$728,198,231
Short-Term Investments	18,952,000	10,243,521	—	29,195,521
Total Investments, at value	$747,150,231	$10,243,521	$—	$757,393,752

	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$575,409	$—	$(575,409)	$—	$(143,852)	$143,852	$—	$—	$—
Total Investments, at value	$575,409	$—	$(575,409)	$—	$(143,852)	$143,852	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.6%
	Consumer Discretionary: 1.0%
186,700	Starwood Hotels & Resorts Worldwide, Inc.	$9,867,095	1.0

	Financials: 97.6%
49,670	Alexandria Real Estate Equities, Inc.	3,400,408	0.3
155,300	American Campus Communities, Inc.	6,817,670	0.7
30,200	American Tower Corp.	1,959,376	0.2
309,569	AvalonBay Communities, Inc.	43,262,268	4.4
511,100	Boston Properties, Inc.	52,607,523	5.3
450,600	BRE Properties, Inc.	22,183,038	2.2
848,000	CBL & Associates Properties, Inc.	14,806,080	1.5
552,400	Colonial Properties Trust	11,716,404	1.2
546,078	CubeSmart	6,176,142	0.6
1,199,800	DDR Corp.	16,665,222	1.7
125,600	Digital Realty Trust, Inc.	8,888,712	0.9
812,400	Douglas Emmett, Inc.	17,385,360	1.8
1,139,200	Duke Realty Corp.	15,766,528	1.6
779,039	Equity Residential	47,599,283	4.8
143,200	Essex Property Trust, Inc.	21,545,872	2.2
179,500	Federal Realty Investment Trust	17,641,260	1.8
1,463,142	General Growth Properties, Inc.	24,507,628	2.5
823,300	HCP, Inc.	33,623,572	3.4
645,900	Health Care Real Estate Investment Trust, Inc.	35,828,073	3.6
226,800	Healthcare Realty Trust, Inc.	4,962,384	0.5
359,100	Highwoods Properties, Inc.	11,584,566	1.2
2,825,855	Host Hotels & Resorts, Inc.	43,122,547	4.4
383,200	Kilroy Realty Corp.	17,592,712	1.8
1,568,923	Kimco Realty Corp.	28,162,168	2.9
384,200	LaSalle Hotel Properties	10,596,236	1.1
594,100	Liberty Property Trust	20,597,447	2.1
581,325	Macerich Co.	33,164,591	3.4
180,381	Pebblebrook Hotel Trust	3,959,363	0.4
421,800	Post Properties, Inc.	20,419,338	2.1
1,392,702	ProLogis, Inc.	44,538,610	4.5
325,902	Public Storage, Inc.	43,498,140	4.4
757,689	Simon Property Group, Inc.	111,774,281	11.4
431,900	SL Green Realty Corp.	32,396,819	3.3
211,800	Tanger Factory Outlet Centers, Inc.	6,567,918	0.7
294,400	Taubman Centers, Inc.	21,491,200	2.2
1,107,904	UDR, Inc.	28,694,714	2.9
708,557	Ventas, Inc.	41,677,323	4.2
415,064	Vornado Realty Trust	34,002,043	3.4
		961,182,819	97.6
	Total Common Stock
	(Cost $640,982,558)	971,049,914	98.6
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
14,409,295	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,409,295)	14,409,295	1.5

	Total Short-Term Investments
	(Cost $14,409,295)	14,409,295	1.5
	Total Investments in Securities (Cost $655,391,853)	$985,459,209	100.1
	Liabilities in Excess of Other Assets	(1,084,656)	(0.1)
	Net Assets	$984,374,553	100.0

Cost for federal income tax purposes is $761,844,058.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$331,017,299
Gross Unrealized Depreciation	(107,402,148)
Net Unrealized Appreciation	$223,615,151

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$971,049,914	$—	$—	$971,049,914
Short-Term Investments	14,409,295	—	—	14,409,295
Total Investments, at value	$985,459,209	$—	$—	$985,459,209

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 17.5%
42,943		Arbitron, Inc.	$1,436,014	0.8
84,596		Cinemark Holdings, Inc.	1,950,784	1.1
102,311		Cooper Tire & Rubber Co.	1,583,774	0.9
75,400		Finish Line	1,554,748	0.9
23,277	@	Hibbett Sporting Goods, Inc.	1,304,210	0.7
49,619	@	Life Time Fitness, Inc.	2,126,670	1.2
64,200	@	Sally Beauty Holdings, Inc.	1,696,806	1.0
944,768		Other Securities(a)	19,091,165	10.9
			30,744,171	17.5

		Consumer Staples: 1.7%
24,200		Casey’s General Stores, Inc.	1,370,446	0.8
67,650		Other Securities	1,684,701	0.9
			3,055,147	1.7

		Energy: 6.8%
70,015	@	Bill Barrett Corp.	1,351,990	0.8
68,400	@	Carrizo Oil & Gas, Inc.	1,512,324	0.8
28,600	@	Dril-Quip, Inc.	1,732,874	1.0
369,566		Other Securities(a)	7,336,990	4.2
			11,934,178	6.8

		Financials: 8.1%
13,400	@	Affiliated Managers Group, Inc.	1,381,138	0.8
63,387	@	Financial Engines, Inc.	1,329,859	0.8
265,134		Hersha Hospitality Trust	1,413,164	0.8
30,241	@	Signature Bank	1,857,100	1.1
23,600	@	SVB Financial Group	1,407,976	0.8
70,700		Tanger Factory Outlet Centers, Inc.	2,192,407	1.2
198,117		Other Securities(a)	4,600,642	2.6
			14,182,286	8.1

		Health Care: 17.9%
33,600		Chemed Corp.	1,866,480	1.1
33,500	@	Cubist Pharmaceuticals, Inc.	1,344,020	0.8
23,233	@	Haemonetics Corp.	1,619,572	0.9
81,944	@	Healthsouth Corp.	1,568,408	0.9
68,800	@	Masimo Corp.	1,294,128	0.7
30,600	@	Onyx Pharmaceuticals, Inc.	1,400,868	0.8
51,800		Owens & Minor, Inc.	1,474,746	0.8
1,168,335		Other Securities(a)	20,882,749	11.9
			31,450,971	17.9

		Industrials: 18.8%
63,916		Actuant Corp.	1,672,682	1.0
38,800		Acuity Brands, Inc.	2,114,600	1.2
26,492	@	Clean Harbors, Inc.	1,644,359	0.9
41,700	@	EnPro Industries, Inc.	1,606,284	0.9
47,400	@	Genesee & Wyoming, Inc.	2,375,214	1.3
101,000		Knight Transportation, Inc.	1,692,760	1.0
26,767	@	Portfolio Recovery Associates, Inc.	1,849,867	1.1
24,339		Regal-Beloit Corp.	1,467,398	0.8
26,100	@	Teledyne Technologies, Inc.	1,555,038	0.9
23,000		Toro Co.	1,713,730	1.0
52,266		Waste Connections, Inc.	1,617,633	0.9
21,000		Watsco, Inc.	1,545,810	0.9
42,400		Woodward Governor Co.	1,598,904	0.9
416,405		Other Securities	10,535,673	6.0
			32,989,952	18.8

		Information Technology: 23.0%
58,400		Adtran, Inc.	1,707,032	1.0
126,800	@	Aruba Networks, Inc.	1,666,152	0.9
98,900	@	Aspen Technology, Inc.	2,185,690	1.2
59,226		Blackbaud, Inc.	1,530,992	0.9
52,800	@	Cardtronics, Inc.	1,479,456	0.8
53,500	@, L	LogMeIn, Inc.	1,714,675	1.0
97,700	@	Parametric Technology Corp.	1,973,540	1.1
48,138	@	Plexus Corp.	1,347,864	0.8
114,300	@	Polycom, Inc.	1,307,592	0.7
59,800	@	QLIK Technologies, Inc.	1,359,254	0.8
67,000	@	Semtech Corp.	1,614,030	0.9
1,340,547		Other Securities(a)	22,662,109	12.9
			40,548,386	23.0

		Materials: 3.5%
43,300		HB Fuller Co.	1,316,320	0.7
399,287		Other Securities	4,916,277	2.8
			6,232,597	3.5

		Telecommunication Services: 0.2%
56,096		Other Securities	380,908	0.2
		Total Common Stock
		(Cost $165,561,287)	171,518,596	97.5

EXCHANGE-TRADED FUNDS: 1.8%
35,403		iShares Russell 2000 Growth Index Fund	3,082,539	1.8

		Total Exchange-Traded Funds
		(Cost $3,111,273)	3,082,539	1.8
		Total Long-Term Investments
		(Cost $168,672,560)	174,601,135	99.3

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateralcc(1): 3.7%
1,558,574	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,558,583, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.210%, Market Value plus accrued interest $1,589,745, due 04/20/61–04/01/42)	$1,558,574	0.9
328,121	Deutsche Bank AG, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $328,123, collateralized by various U.S. Government Securities, 0.250%–4.125%, Market Value plus accrued interest $334,686, due 05/31/13–08/31/18)	328,121	0.2
1,558,574	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.18%, due 06/01/12 (Repurchase Amount $1,558,582, collateralized by various U.S. Government Securities, 2.125%, Market Value plus accrued interest $1,589,748, due 08/15/21)	1,558,574	0.9
1,558,574	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,558,584, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $1,589,746, due 02/01/18–03/01/42)	1,558,574	0.8
1,558,574	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,558,583, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,589,746, due 08/01/25–03/01/42)	1,558,574	0.9
		6,562,417	3.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
1,729,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,729,000)	1,729,000	1.0

	Total Short-Term Investments
	(Cost $8,291,417)	8,291,417	4.7
	Total Investments in Securities (Cost $176,963,977)	$182,892,552	104.0
	Liabilities in Excess of Other Assets	(7,009,020)	(4.0)
	Net Assets	$175,883,532	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $179,251,778.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,032,394
Gross Unrealized Depreciation	(13,391,620)
Net Unrealized Appreciation	$3,640,774

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$171,518,596	$—	$—	$171,518,596
Exchange-Traded Funds	3,082,539	—	—	3,082,539
Short-Term Investments	1,729,000	6,562,417	—	8,291,417
Total Investments, at value	$176,330,135	$6,562,417	$—	$182,892,552

	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—
Total Investments, at value	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.7%
		Consumer Discretionary: 2.0%
376,080		Best Buy Co., Inc.	$7,040,217	1.4
38,667		Other Securities	2,915,492	0.6
			9,955,709	2.0

		Consumer Staples: 9.0%
323,522		Archer-Daniels-Midland Co.	10,313,881	2.0
320,000		Kroger Co.	7,043,200	1.4
476,566	@	Smithfield Foods, Inc.	9,374,053	1.8
348,805		Walgreen Co.	10,645,529	2.1
128,274		Wal-Mart Stores, Inc.	8,442,995	1.7
			45,819,658	9.0

		Energy: 14.4%
1,414,500		Arch Coal, Inc.	8,967,930	1.7
921,180		Cameco Corp.	17,659,021	3.5
270,260		Consol Energy, Inc.	7,588,901	1.5
86,525		Devon Energy Corp.	5,149,968	1.0
892,000		Gazprom OAO ADR	7,818,380	1.5
243,720		Peabody Energy Corp.	5,693,299	1.1
713,800		Talisman Energy, Inc.	7,494,900	1.5
689,689	@	Weatherford International Ltd.	8,283,165	1.6
153,003		Other Securities	5,078,920	1.0
			73,734,484	14.4

		Financials: 14.5%
372,826	@	American International Group, Inc.	10,879,063	2.2
188,200	@	Aon PLC	8,751,300	1.7
206,006		Axis Capital Holdings Ltd.	6,777,597	1.3
147,000		Endurance Specialty Holdings Ltd.	5,741,820	1.1
291,000		Loews Corp.	11,316,990	2.2
142,025		Northern Trust Corp.	6,132,640	1.2
996,127		Old Republic International Corp.	9,831,773	1.9
2,165,105		Sumitomo Mitsui Trust Holdings, Inc. ADR	5,282,856	1.1
502,200	@	UBS AG	5,715,036	1.1
219,150		Other Securities	3,333,036	0.7
			73,762,111	14.5

		Health Care: 6.7%
908,000	@, L	Dendreon Corp.	6,356,000	1.2
199,000		Eli Lilly & Co.	8,149,050	1.6
253,738	@	Forest Laboratories, Inc.	8,880,830	1.7
141,000		Teva Pharmaceutical Industries Ltd. ADR	5,525,790	1.1
88,000		Zimmer Holdings, Inc.	5,337,200	1.1
			34,248,870	6.7
		Industrials: 6.7%
187,076		Alliant Techsystems, Inc.	9,157,370	1.8
982,852		Southwest Airlines Co.	8,875,154	1.7
2,238,931		Other Securities	16,132,854	3.2
			34,165,378	6.7

		Information Technology: 10.6%
505,124		Cisco Systems, Inc.	8,248,675	1.6
303,051		Computer Sciences Corp.	8,073,278	1.6
406,688		Corning, Inc.	5,282,877	1.0
527,889	@	Ingram Micro, Inc.	9,412,261	1.8
447,890		Microsoft Corp.	13,073,909	2.6
110,318	@	Tech Data Corp.	5,252,240	1.0
154,497		Other Securities	4,849,661	1.0
			54,192,901	10.6

		Materials: 16.3%
496,036		Barrick Gold Corp.	19,375,166	3.8
370,600		Impala Platinum Holdings Ltd. ADR	5,688,710	1.1
169,511		Mosaic Co/The	8,082,285	1.6
568,700		Newcrest Mining Ltd. ADR	13,643,113	2.7
429,336		Newmont Mining Corp.	20,247,486	4.0
1,049,131	@, L	Novagold Resources, Inc.	5,938,081	1.2
965,485		Stora Enso OYJ ADR	5,207,826	1.0
474,002		Other Securities	4,799,545	0.9
			82,982,212	16.3

		Telecommunication Services: 6.2%
452,635		KT Corp. ADR	5,273,198	1.0
647,950	@	Turkcell Iletisim Hizmet AS ADR	7,017,298	1.4
494,046	L	Vivendi SA ADR	7,944,260	1.6
765,863		Other Securities	11,479,302	2.2
			31,714,058	6.2

		Utilities: 6.3%
2,023,500		EDF SA ADR	7,365,540	1.4
780,675	L	Centrais Eletricas Brasileiras SA ADR	7,010,461	1.4
301,920		Exelon Corp.	11,165,002	2.2
2,882,900		Federal Hydrogenerating Co. JSC ADR	6,774,815	1.3
162,000		Other Securities(a)	—	—
			32,315,818	6.3

		Total Common Stock
		(Cost $529,113,639)	472,891,199	92.7

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.7%
	Energy: 0.7%
9,330,000	Other Securities	$3,755,325	0.7
	Total Corporate Bonds/Notes
	(Cost $7,906,699)	3,755,325	0.7
	Total Long-Term Investments
	(Cost $537,020,338)	476,646,524	93.4

SHORT-TERM INVESTMENTS: 10.8%
	Securities Lending Collateralcc(1): 4.2%
5,055,419	Citigroup, Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $5,055,448, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $5,156,527, due 06/14/12–05/20/42)	5,055,419	1.0
1,064,296	Deutsche Bank AG, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $1,064,302, collateralized by various U.S. Government Securities, 0.250%–4.125%, Market Value plus accrued interest $1,085,590, due 05/31/13–08/31/18)	1,064,296	0.2
5,055,419	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $5,055,448, collateralized by various U.S. Government Agency Obligations, 2.146%–5.500%, Market Value plus accrued interest $5,156,527, due 06/01/35–05/01/42)	5,055,419	1.0
5,055,419	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $5,055,451, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $5,156,531, due 02/01/18–03/01/42)	5,055,419	1.0
5,055,419	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $5,055,448, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $5,156,530, due 08/01/25–03/01/42)	5,055,419	1.0
		21,285,972	4.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.6%
33,813,303	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $33,813,303)	33,813,303	6.6

	Total Short-Term Investments
	(Cost $55,099,275)	55,099,275	10.8
	Total Investments in Securities (Cost $592,119,613)	$531,745,799	104.2
	Liabilities in Excess of Other Assets	(21,402,413)	(4.2)
	Net Assets	$510,343,386	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $594,755,463.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$28,768,667
Gross Unrealized Depreciation	(91,778,331)
Net Unrealized Depreciation	$(63,009,664)

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$9,955,709	$—	$—	$9,955,709
Consumer Staples	45,819,658	—	—	45,819,658
Energy	73,734,484	—	—	73,734,484
Financials	73,591,321	170,790	—	73,762,111
Health Care	34,248,870	—	—	34,248,870
Industrials	34,165,378	—	—	34,165,378
Information Technology	54,192,901	—	—	54,192,901
Materials	82,982,212	—	—	82,982,212
Telecommunication Services	31,714,058	—	—	31,714,058
Utilities	32,315,818	—	—	32,315,818
Total Common Stock	472,720,409	170,790	—	472,891,199
Corporate Bonds/Notes	—	3,755,325	—	3,755,325
Short-Term Investments	33,813,303	21,285,972	—	55,099,275
Total Investments, at value	$506,533,712	$25,212,087	$—	$531,745,799

	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$450,136	$—	$(450,136)	$—	$(112,534)	$112,534	$—	$—	$—
Total Investments, at value	$450,136	$—	$(450,136)	$—	$(112,534)	$112,534	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2012 were as follows:

Fund Name	Type	Per Share Amount
ING Growth Opportunities Fund
Class A	NII	$0.0179
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0564
Class W	NII	$0.0471
ING Large Cap Value Fund
Class A	NII	$0.2137
Class B	NII	$0.1489
Class C	NII	$0.1554
Class I	NII	$0.2477
Class R*	NII	$0.1541
Class W	NII	$0.2407
All Classes	STCG	$0.1525
All Classes	LTCG	$0.0182
ING Mid Cap Value Fund
Class I	NII	$0.0300
Class I	STCG	$0.2482
ING MidCap Opportunities Fund
Class A	NII	$—
Class B	NII	$—
Class C	NII	$—
ING MidCap Opportunities Fund (continued)
Class I	NII	$0.0026
Class O	NII	$—
Class R	NII	$—
Class W	NII	$0.0019
All Classes	LTCG	$0.5857
ING Real Estate Fund
Class A	NII	$0.3054
Class B	NII	$0.1890
Class C	NII	$0.1949
Class I	NII	$0.3475
Class O	NII	$0.3041
Class R*	NII	$0.2237
Class W	NII	$0.3408
ING Value Choice Fund
Class A	NII	$0.1323
Class B	NII	$0.0003
Class C	NII	$0.0124
Class I	NII	$0.1851
Class O	NII	$0.1437
Class W	NII	$0.1823
All Classes	STCG	$0.0947
All Classes	LTCG	$1.4738

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain
* Commenced operations August 5, 2011

Of the ordinary distributions made during the year ended May 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Growth Opportunities Fund	95.79%
ING Large Cap Value Fund	49.17%
ING Mid Cap Value Fund	5.83%
ING MidCap Opportunities Fund	100.00%
ING Value Choice Fund	100.00%

For the year ended May 31, 2012, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Growth Opportunities Fund	95.79%
ING Large Cap Value Fund	54.83%
ING Mid Cap Value Fund	6.18%
ING MidCap Opportunities Fund	100.00%
ING Real Estate Fund(1)	3.41%
ING Value Choice Fund	100.00%

(1) As of the Fund’s tax year ended December 31, 2011.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds below designate the following percentages of net investment income distributions as interest-related dividends:

ING Mid Cap Value Fund	0.03%
ING Value Choice Fund	10.57%

The following Funds designate 100% of their short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Large Cap Value Fund
ING Mid Cap Value Fund
ING Value Choice Fund

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trusts Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (Independent Trustee). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	137	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	137	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	137	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007–Present	Retired.	137	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	137	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	137	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006–Present	Consultant (May 2001–Present).	137	Stillwater Mining Company (May 2002–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	137	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	137	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	175	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of June 30, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	February 2002–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investment Management, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Investment Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management , ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
William Evans One Orange Way Windsor, Connecticut 06095 Age: 40	Vice President	September 2007–Present	Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	January 2007–Present February 2012–Present	Vice President, ING Funds Services, LLC (December 2006–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Real Estate Fund was held June 14, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Real Estate Fund	1	28,281,855.499	113,229.132	386,443.654		28,781,528.285

*    Proposal passed.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UDEALL (0512-072612)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $128,520 for year ended May 31, 2012 and $113,400 for year ended May 31, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,800 for the year ended May 31, 2012 and $14,400 for year ended May 31, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $55,225 in the year ended May 31, 2012 and $66,331 in the year ended May 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2012 and $0 in the year ended May 31, 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

3

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

4

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

5

Last Approved: November 17, 2011

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

_______________________

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

_______________________

2	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2012 to December 31, 2012

•         Bookkeeping or other services related to the accounting records or financial statements of the Funds

•         Financial information systems design and implementation

•         Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•         Actuarial services

•         Internal audit outsourcing services

•         Management functions

•         Human resources

•         Broker-dealer, investment adviser, or investment banking services

•         Legal services

•         Expert services unrelated to the audit

•         Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

13

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,152,577 for year ended May 31, 2012 and $878,180 for year ended May 31, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Equity Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Growth Opportunities Fund, ING Large Cap Value Fund (formerly, ING Equity Dividend Fund), ING Mid Cap Value Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 26, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2012

16

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING GROWTH OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 16.8%
16,309	@	Bed Bath & Beyond, Inc.	$1,178,325	1.5
28,540		Brinker International, Inc.	922,127	1.2
24,290		CBS Corp. — Class B	775,337	1.0
40,480		Comcast Corp. — Class A	1,170,277	1.5
32,240		Foot Locker, Inc.	1,023,298	1.3
17,000		Home Depot, Inc.	838,780	1.0
42,770		International Game Technology	611,611	0.8
9,850		Macy’s, Inc.	374,793	0.5
27,845	@	Michael Kors Holdings Ltd.	1,096,536	1.4
2,000	@	Priceline.com, Inc.	1,250,980	1.6
20,970		Scripps Networks Interactive — Class A	1,148,527	1.4
29,780		Starbucks Corp.	1,634,624	2.1
23,450		Wyndham Worldwide Corp.	1,167,810	1.5
			13,193,025	16.8

		Consumer Staples: 10.1%
14,000		Beam, Inc.	847,840	1.1
42,340		Coca-Cola Enterprises, Inc.	1,158,422	1.5
22,260		Costco Wholesale Corp.	1,923,041	2.5
14,240	@	Monster Beverage Corp.	1,033,824	1.3
28,997		Philip Morris International, Inc.	2,450,537	3.1
5,260		Whole Foods Market, Inc.	466,089	0.6
			7,879,753	10.1

		Energy: 10.4%
46,190	@	Denbury Resources, Inc.	698,393	0.9
8,820		EOG Resources, Inc.	875,826	1.1
50,020		ExxonMobil Corp.	3,933,073	5.0
26,240		Halliburton Co.	788,774	1.0
14,010		National Oilwell Varco, Inc.	935,167	1.2
14,410		Royal Dutch Shell PLC — Class A ADR	896,014	1.2
			8,127,247	10.4

		Financials: 3.6%
6,920	@	Affiliated Managers Group, Inc.	713,244	0.9
7,670		Blackrock, Inc.	1,310,036	1.7
36,070	@	Nasdaq Stock Market, Inc.	789,212	1.0
			2,812,492	3.6

		Health Care: 14.8%
34,850		Abbott Laboratories	2,153,382	2.8
7,430	@	Biogen Idec, Inc.	971,473	1.2
24,410		Cardinal Health, Inc.	1,010,086	1.3
19,730		Cooper Cos., Inc.	1,680,601	2.2
21,190		Covidien PLC	1,097,218	1.4
21,250	@	Cyberonics	819,187	1.0
23,910	@	Gilead Sciences, Inc.	1,194,304	1.5
10,520		Perrigo Co.	1,092,923	1.4
23,520	@	Resmed, Inc.	728,650	0.9
12,260	@	Watson Pharmaceuticals, Inc.	874,015	1.1
			11,621,839	14.8

		Industrials: 12.2%
20,760		Acuity Brands, Inc.	1,131,420	1.4
16,980		Ametek, Inc.	861,056	1.1
31,418		Danaher Corp.	1,632,793	2.1
13,300		Dover Corp.	752,248	1.0
27,550	@	FTI Consulting, Inc.	869,754	1.1
13,734		Roper Industries, Inc.	1,390,156	1.8
6,670	@	TransDigm Group, Inc.	820,410	1.1
16,470		Tyco International Ltd.	875,545	1.1
19,970	@	Wesco International, Inc.	1,188,015	1.5
			9,521,397	12.2

		Information Technology: 28.1%
22,470	@	Acme Packet, Inc.	514,114	0.7
28,940	@	Adobe Systems, Inc.	898,587	1.2
28,750		Analog Devices, Inc.	1,045,637	1.3
10,784	@	Apple, Inc.	6,230,240	8.0
12,170	@	Citrix Systems, Inc.	889,383	1.1
4,460	@	Google, Inc. — Class A	2,590,636	3.3
20,680	@,L	Lam Research Corp.	771,364	1.0
64,136		Microsoft Corp.	1,872,130	2.4
30,960	@	NetApp, Inc.	921,370	1.2
47,570	@	Nvidia Corp.	591,295	0.8
95,513		Oracle Corp.	2,528,229	3.2
52,800	@	QLogic Corp.	718,608	0.9
27,880		Qualcomm, Inc.	1,597,803	2.0
11,890	@	Teradata Corp.	790,447	1.0
			21,959,843	28.1

		Materials: 2.8%
16,636		Allegheny Technologies, Inc.	534,348	0.7
4,350		CF Industries Holdings, Inc.	743,676	0.9
12,687		Cliffs Natural Resources, Inc.	606,185	0.8
4,120		Monsanto Co.	318,064	0.4
			2,202,273	2.8
		Total Common Stock
		(Cost $65,739,050)	77,317,869	98.8

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc(1): 1.0%
793,392
Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $793,397, collateralized by various U.S. Government Agency Obligations, 1.558%–6.146%, Market Value plus accrued interest $809,260, due 07/01/17–08/01/45)

	(Cost $793,392)	$793,392	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
592,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $592,000)	592,000	0.8

	Total Short-Term Investments
	(Cost $1,385,392)	1,385,392	1.8

	Total Investments in Securities
	(Cost $67,124,442)	$78,703,261	100.6
	Liabilities in Excess of Other Assets	(463,473)	(0.6)
	Net Assets	$78,239,788	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $68,382,414.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,548,096
Gross Unrealized Depreciation	(4,227,249)
Net Unrealized Appreciation	$10,320,847

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$77,317,869	$—	$—	$77,317,869
Short-Term Investments	592,000	793,392	—	1,385,392
Total Investments, at value	$77,909,869	$793,392	$—	$78,703,261

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

Asset Table	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Investments, at value
Short-Term Investments	$155,055	$—	$(155,055)	$—	$(38,763)	$38,763	$—	$—	$—
Total Investments, at value	$155,055	$—	$(155,055)	$—	$(38,763)	$38,763	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING LARGE CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.7%
		Consumer Discretionary: 11.7%
92,400		CBS Corp. — Class B	$2,949,408	1.3
163,000		Comcast Corp. — Class A	4,712,330	2.1
77,342	@	Delphi Automotive PLC	2,245,238	1.0
72,400		Foot Locker, Inc.	2,297,976	1.0
152,700		Lowe’s Cos., Inc.	4,080,144	1.8
74,600		Macy’s, Inc.	2,838,530	1.2
150,800		Newell Rubbermaid, Inc.	2,774,720	1.2
146,482		Regal Entertainment Group	2,014,128	0.9
57,400		Wyndham Worldwide Corp.	2,858,520	1.2
			26,770,994	11.7

		Consumer Staples: 7.4%
97,200		Altria Group, Inc.	3,128,868	1.4
85,300		Coca-Cola Enterprises, Inc.	2,333,808	1.0
35,600		JM Smucker Co.	2,725,536	1.2
139,900		Procter & Gamble Co.	8,714,371	3.8
			16,902,583	7.4

		Energy: 11.7%
121,500		Arch Coal, Inc.	770,310	0.3
64,600		Chevron Corp.	6,350,826	2.8
27,900		Diamond Offshore Drilling	1,623,222	0.7
82,600		EnCana Corp.	1,642,914	0.7
32,500	@	Ensco PLC	1,459,575	0.7
134,700		ExxonMobil Corp.	10,591,461	4.6
35,600		Royal Dutch Shell PLC — Class A ADR	2,213,608	1.0
90,800		Statoil ASA ADR	2,061,160	0.9
			26,713,076	11.7

		Financials: 23.0%
104,300		AllianceBernstein Holding LP	1,345,470	0.6
48,400		Ameriprise Financial, Inc.	2,319,328	1.0
70,400		Axis Capital Holdings Ltd.	2,316,160	1.0
103,800		BB&T Corp.	3,136,836	1.4
97,400		Blackstone Group LP	1,172,696	0.5
56,200		Citigroup, Inc.	1,489,862	0.7
50,700		Entertainment Properties Trust	2,092,389	0.9
171,900		Fifth Third Bancorp.	2,294,865	1.0
219,100		First Niagara Financial Group, Inc.	1,768,137	0.8
167,700		JPMorgan Chase & Co.	5,559,255	2.4
239,600		MFA Mortgage Investments, Inc.	1,825,752	0.8
205,500		People’s United Financial, Inc.	2,389,965	1.0
51,300		PNC Financial Services Group, Inc.	3,150,846	1.4
48,700		Prudential Financial, Inc.	2,262,115	1.0
48,800		Travelers Cos., Inc.	3,049,512	1.3
141,000		US Bancorp.	4,386,510	1.9
93,900		Weingarten Realty Investors	2,401,962	1.1
217,900		Wells Fargo & Co.	6,983,695	3.1
127,000		XL Group PLC	2,593,340	1.1
			52,538,695	23.0

		Health Care: 12.0%
47,400		Abbott Laboratories	2,928,846	1.3
54,700		Aetna, Inc.	2,236,683	1.0
31,100		Baxter International, Inc.	1,574,282	0.7
57,600		Cardinal Health, Inc.	2,383,488	1.0
60,300		Medtronic, Inc.	2,221,452	1.0
190,900		Merck & Co., Inc.	7,174,022	3.1
410,900		Pfizer, Inc.	8,986,383	3.9
			27,505,156	12.0

		Industrials: 7.1%
37,300		Boeing Co.	2,596,453	1.1
49,600		Cooper Industries PLC	3,496,800	1.5
41,900		Dover Corp.	2,369,864	1.1
52,700		General Dynamics Corp.	3,373,327	1.5
39,000		Union Pacific Corp.	4,344,600	1.9
			16,181,044	7.1

		Information Technology: 7.1%
4,300	@	Apple, Inc.	2,484,239	1.1
246,000		Applied Materials, Inc.	2,541,180	1.1
259,000		Intel Corp.	6,692,560	2.9
69,000		Jabil Circuit, Inc.	1,319,970	0.6
113,700		Microsoft Corp.	3,318,903	1.4
			16,356,852	7.1

		Materials: 3.6%
46,900		EI Du Pont de Nemours & Co.	2,263,394	1.0
58,400		Freeport-McMoRan Copper & Gold, Inc.	1,871,136	0.8
67,900		Nucor Corp.	2,428,104	1.1
63,300		Packaging Corp. of America	1,698,339	0.7
			8,260,973	3.6

		Telecommunications: 4.6%
240,900		AT&T, Inc.	8,231,553	3.6
58,688		CenturyTel, Inc.	2,301,743	1.0
			10,533,296	4.6

		Utilities: 6.5%
163,900		CenterPoint Energy, Inc.	3,315,697	1.5
37,100		DTE Energy Co.	2,108,393	0.9
47,300		Entergy Corp.	3,052,269	1.3
144,500		Great Plains Energy, Inc.	2,878,440	1.3
121,900		UGI Corp.	3,496,092	1.5
			14,850,891	6.5
		Total Common Stock
		(Cost $208,034,265)	216,613,560	94.7

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING LARGE CAP VALUE FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.1%
73,066	iShares Russell 1000 Value Index Fund	$4,775,594	2.1

	Total Exchange-Traded Funds
	(Cost $4,763,145)	4,775,594	2.1

	Total Long-Term Investments
	(Cost $212,797,410)	221,389,154	96.8

SHORT-TERM INVESTMENTS: 3.3%
	Mutual Funds: 3.3%
7,533,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $7,533,000)	7,533,000	3.3

	Total Short-Term Investments
	(Cost $7,533,000)	7,533,000	3.3

	Total Investments in Securities (Cost $220,330,410)	$228,922,154	100.1
	Liabilities in Excess of Other Assets	(236,222)	(0.1)
	Net Assets	$228,685,932	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $221,149,975.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,508,393
Gross Unrealized Depreciation	(8,736,214)
Net Unrealized Appreciation	$7,772,179

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$216,613,560	$—	$—	$216,613,560
Exchange-Traded Funds	4,775,594	—	—	4,775,594
Short-Term Investments	7,533,000	—	—	7,533,000
Total Investments, at value	$228,922,154	$—	$—	$228,922,154

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.0%
		Consumer Discretionary: 11.8%
63,503	@	ANN, Inc.	$1,707,596	0.8
57,248	@	Ascena Retail Group, Inc.	1,083,705	0.5
242,200		Dana Holding Corp.	3,226,104	1.4
11,800		DeVry, Inc.	322,494	0.1
19,400		Family Dollar Stores, Inc.	1,314,350	0.6
77,691		Jarden Corp.	3,158,139	1.4
66,200	L	Lennar Corp.	1,806,598	0.8
100,200		Maple Leaf Foods Inc.	1,125,352	0.5
101,900		Mattel, Inc.	3,172,147	1.4
102,400		Newell Rubbermaid, Inc.	1,884,160	0.8
22,400		Ross Stores, Inc.	1,416,352	0.6
660,000	@	Samsonite International SA	1,206,479	0.5
29,177	@	Tenneco, Inc.	792,155	0.3
88,400	@	Toll Brothers, Inc.	2,411,552	1.1
39,600	@	TRW Automotive Holdings Corp.	1,527,372	0.7
30,600	L	Virgin Media, Inc.	674,118	0.3
			26,828,673	11.8

		Consumer Staples: 3.0%
17,900		Bunge Ltd.	1,065,050	0.5
24,900		Corn Products International, Inc.	1,272,141	0.5
37,000		Dr Pepper Snapple Group, Inc.	1,526,620	0.7
39,750	@	Energizer Holdings, Inc.	2,898,172	1.3
			6,761,983	3.0

		Energy: 6.6%
17,450		Berry Petroleum Co.	678,980	0.3
49,050	@	Cameron International Corp.	2,241,094	1.0
88,600	@	Cobalt International Energy, Inc.	2,006,790	0.9
15,900		Consol Energy, Inc.	446,472	0.2
16,600	@	Dresser-Rand Group, Inc.	728,408	0.3
11,960		EQT Corp.	554,705	0.2
15,800		Japan Petroleum Exploration Co.	611,006	0.3
74,300	@	Key Energy Services, Inc.	736,313	0.3
105,000	@	Lone Pine Resources, Inc.	331,800	0.1
28,500	@	Newfield Exploration Co.	853,860	0.4
95,904	@	Noble Corp.	2,998,918	1.3
72,900	@	Ocean Rig UDW, Inc.	1,089,855	0.5
23,950		QEP Resources, Inc.	630,364	0.3
25,400		Tidewater, Inc.	1,145,032	0.5
			15,053,597	6.6

		Financials: 23.5%
38,600		American Assets Trust, Inc.	871,974	0.4
32,200		American Financial Group, Inc.	1,252,258	0.5
154,945		Ares Capital Corp.	2,338,120	1.0
33,300		BankUnited, Inc.	785,547	0.3
81,000	@	Beneficial Mutual Bancorp, Inc.	700,650	0.3
189,800		BR Properties SA	2,164,464	0.9
42,200		Comerica, Inc.	1,283,724	0.6
36,650		Discover Financial Services	1,213,482	0.5
52,400	@	E*Trade Financial Corp.	444,876	0.2
41,900	@	EverBank Financial Corp.	465,928	0.2
21,300		Everest Re Group Ltd.	2,175,156	1.0
201,935		Fifth Third Bancorp.	2,695,832	1.2
35,140		First Midwest Bancorp., Inc.	354,563	0.2
58,800	@	Forest City Enterprises, Inc.	787,332	0.3
100,400		Hartford Financial Services Group, Inc.	1,688,728	0.7
44,600		Hatteras Financial Corp.	1,273,330	0.6
56,300		HCC Insurance Holdings, Inc.	1,759,938	0.8
236,272		Huntington Bancshares, Inc.	1,545,219	0.7
20,600		Iguatemi Empresa de Shopping Centers S.A.	401,408	0.2
48,700	@	Invesco Ltd.	1,059,225	0.5
439,277	L	KKR Financial Holdings LLC	3,685,534	1.6
12,600		M&T Bank Corp.	1,024,632	0.4
28,700		NYSE Euronext	697,697	0.3
20,900		PartnerRe Ltd.	1,481,183	0.7
125,300		People’s United Financial, Inc.	1,457,239	0.6
110,100	@	PHH Corp.	1,824,357	0.8
52,520	@	Popular, Inc.	801,981	0.4
87,950		Principal Financial Group, Inc.	2,160,052	0.9
280,100		Regions Financial Corp.	1,761,829	0.8
99,467		Reinsurance Group of America, Inc.	4,990,259	2.2
22,400		Solar Capital Ltd.	487,648	0.2
87,300		Tower Group, Inc.	1,713,699	0.8
171,100		UnumProvident Corp.	3,413,445	1.5
84,200		Weyerhaeuser Co.	1,676,422	0.7
61,700		Zions Bancorp.	1,174,151	0.5
			53,611,882	23.5

		Health Care: 7.2%
5,042	@	Almirall SA	35,163	0.0
181,530		Almirall SA	1,267,500	0.6
23,300		AmerisourceBergen Corp.	861,867	0.4
132,600	@	Boston Scientific Corp.	761,124	0.3
76,900	@	Brookdale Senior Living, Inc.	1,268,081	0.5
37,100		Cigna Corp.	1,629,061	0.7
44,450		Humana, Inc.	3,395,535	1.5
74,400	@	Impax Laboratories, Inc.	1,542,312	0.7
92,800	@	Mylan Laboratories	2,010,976	0.9
30,641		UCB S.A.	1,439,363	0.6
60,200		Universal Health Services, Inc.	2,332,750	1.0
			16,543,732	7.2

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets
		Industrials: 16.1%
22,700	@	Acacia Research — Acacia Technologies	$789,279	0.3
203,600	@	ACCO Brands Corp.	1,856,832	0.8
21,600	@	AGCO Corp.	868,536	0.4
9,000	@	Atlas Air Worldwide Holdings, Inc.	408,780	0.2
67,600		Barnes Group, Inc.	1,573,052	0.7
100,100	@	Delta Airlines, Inc.	1,211,210	0.5
11,800		Dover Corp.	667,408	0.3
24,400	@	Esterline Technologies Corp.	1,575,996	0.7
84,050		Fluor Corp.	3,940,264	1.7
41,000		Gardner Denver, Inc.	2,217,280	1.0
28,400		Hubbell, Inc.	2,241,328	1.0
54,400		KBR, Inc.	1,385,568	0.6
26,218	@	Kirby Corp.	1,383,786	0.6
31,618	@	Old Dominion Freight Line	1,377,280	0.6
15,000	@	Owens Corning, Inc.	462,900	0.2
42,200		Pentair, Inc.	1,720,072	0.8
7,950		Regal-Beloit Corp.	479,305	0.2
63,830		Republic Services, Inc.	1,682,559	0.7
14,950		SPX Corp.	1,073,859	0.5
245,540	@	Swift Transporation Co.	2,605,179	1.1
31,200	@	Teledyne Technologies, Inc.	1,858,896	0.8
36,300		URS Corp.	1,312,971	0.6
113,600		Werner Enterprises, Inc.	2,765,024	1.2
21,800	@	Wesco International, Inc.	1,296,882	0.6
			36,754,246	16.1

		Information Technology: 9.5%
162,150	@	Arrow Electronics, Inc.	5,498,507	2.4
54,600		Avago Technologies Ltd.	1,807,260	0.8
64,150	@	Avnet, Inc.	1,955,933	0.9
63,200	L	Booz Allen Hamilton Holding Corp.	1,024,472	0.5
17,000	@	CACI International, Inc.	727,600	0.3
138,500	@	Fairchild Semiconductor International, Inc.	1,829,585	0.8
25,200		Harris Corp.	1,002,456	0.4
18,600		Linear Technology Corp.	539,772	0.2
90,400	@	Microsemi Corp.	1,596,464	0.7
27,500	@	Sandisk Corp.	899,250	0.4
4,000		Seagate Technology	93,720	0.0
72,667	@	Skyworks Solutions, Inc.	1,951,836	0.9
80,900	@	Teradyne, Inc.	1,169,005	0.5
91,000		Western Union Co.	1,492,400	0.7
			21,588,260	9.5

		Materials: 11.9%
41,200		Allegheny Technologies, Inc.	1,323,344	0.6
44,578		Ashland, Inc.	2,849,872	1.3
5,400		Celanese Corp.	214,974	0.1
68,049	@	Crown Holdings, Inc.	2,319,790	1.0
38,550		Cytec Industries, Inc.	2,330,733	1.0
28,800		FMC Corp.	1,467,936	0.7
10,500		Greif, Inc. — Class A	459,270	0.2
206,878		Incitec Pivot Ltd.	571,236	0.2
58,750		International Paper Co.	1,715,500	0.8
177,300	@	Louisiana-Pacific Corp.	1,670,166	0.7
60,500		Methanex Corp.	1,692,185	0.7
137,200	@	Owens-Illinois, Inc.	2,680,888	1.2
40,800		Packaging Corp. of America	1,094,664	0.5
26,100		Reliance Steel & Aluminum Co.	1,232,181	0.5
55,911		Rexam PLC	348,268	0.2
48,790		Schweitzer-Mauduit International, Inc.	3,264,051	1.4
68,200		Sealed Air Corp.	1,067,330	0.5
813,000	@	Yingde Gases	743,623	0.3
			27,046,011	11.9

		Telecommunications: 0.7%
165,628		Windstream Corp.	1,550,278	0.7

		Utilities: 6.7%
32,100		Alliant Energy Corp.	1,402,449	0.6
67,150		CMS Energy Corp.	1,564,595	0.7
87,950		Edison International	3,954,232	1.7
55,300		Northeast Utilities	1,991,353	0.9
155,500		NV Energy, Inc.	2,690,150	1.2
65,500		UGI Corp.	1,878,540	0.8
47,000		Wisconsin Energy Corp.	1,778,480	0.8
			15,259,799	6.7

	Total Common Stock
	(Cost $215,179,519)		220,998,461	97.0

EXCHANGE-TRADED FUNDS: 0.3%
16,000		iShares Russell Midcap Value Index Fund	718,560	0.3

	Total Exchange-Traded Funds
	(Cost $734,631)		718,560	0.3

RIGHTS: 0.0%
		Health Care: 0.0%
18	@	Almirall SA	3	0.0

	Total Rights
	(Cost $—)		3	0.0

	Total Long-Term Investments
	(Cost $215,914,150)		221,717,024	97.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateralcc(1): 2.7%
555,370	BNP Paribas Bank, Repurchase Agreement dated 05/31/12, 0.30%, due 06/01/12 (Repurchase Amount $555,375, collateralized by various U.S. Government Agency Obligations, 1.125%–5.935%, Market Value plus accrued interest $566,478, due 11/20/33–05/01/42)	555,370	0.3

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING MID CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets
1,450,087	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,450,096, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.210%, Market Value plus accrued interest $1,479,089, due 04/20/61–04/01/42)	$1,450,087	0.7
1,200,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.18%, due 06/01/12 (Repurchase Amount $1,200,006, collateralized by various U.S. Government Securities, 2.125%, Market Value plus accrued interest $1,224,002, due 08/15/21)	1,200,000	0.5
1,450,087	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,450,096, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $1,479,090, due 02/01/18-03/01/42)	1,450,087	0.6
1,450,087	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,450,095, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,479,089, due 08/01/25–03/01/42)	1,450,087	0.6
		6,105,631	2.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.9%
2,065,140	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,065,140)	2,065,140	0.9

	Total Short-Term Investments
	(Cost $8,170,771)	8,170,771	3.6

	Total Investments in Securities
	(Cost $224,084,921)	$229,887,795	100.9
	Liabilities in Excess of Other Assets	(2,007,911)	(0.9)
	Net Assets	$227,879,884	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $224,818,383.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,185,222
Gross Unrealized Depreciation	(9,115,810)
Net Unrealized Appreciation	$5,069,412

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING MID CAP VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$25,622,194	$1,206,479	$—	$26,828,673
Consumer Staples	6,761,983	—	—	6,761,983
Energy	14,442,591	611,006	—	15,053,597
Financials	53,611,882	—	—	53,611,882
Health Care	13,801,706	2,742,026	—	16,543,732
Industrials	36,754,246	—	—	36,754,246
Information Technology	21,588,260	—	—	21,588,260
Materials	25,382,884	1,663,127	—	27,046,011
Telecommunications	1,550,278	—	—	1,550,278
Utilities	15,259,799	—	—	15,259,799
Total Common Stock	214,775,823	6,222,638	—	220,998,461
Exchange-Traded Funds	718,560	—	—	718,560
Rights	—	3	—	3
Short-Term Investments	2,065,140	6,105,631	—	8,170,771
Total Investments, at value	$217,559,523	$12,328,272	$—	$229,887,795

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Consumer Discretionary: 21.2%
255,189	@	Bed Bath & Beyond, Inc.	$18,437,405	2.5
306,138		Brinker International, Inc.	9,891,319	1.3
133,382		Coach, Inc.	8,996,616	1.2
378,115		Foot Locker, Inc.	12,001,370	1.6
354,626		Harley-Davidson, Inc.	17,085,881	2.3
618,777		International Game Technology	8,848,511	1.2
135,619	@	Liberty Media Corp. — Liberty Capital	11,496,423	1.5
315,891		Macy’s, Inc.	12,019,652	1.6
250,705	@	Michael Kors Holdings Ltd.	9,872,763	1.3
437,620		Newell Rubbermaid, Inc.	8,052,208	1.1
150,591		Ross Stores, Inc.	9,521,869	1.3
247,170		Scripps Networks Interactive — Class A	13,537,501	1.8
134,159	L	Weight Watchers International, Inc.	7,612,182	1.0
233,768		Wyndham Worldwide Corp.	11,641,646	1.5
			159,015,346	21.2

		Consumer Staples: 6.2%
154,108		Beam, Inc.	9,332,780	1.3
477,799		Coca-Cola Enterprises, Inc.	13,072,581	1.7
199,278	@	Monster Beverage Corp.	14,467,583	1.9
22,258	@	Ralcorp Holdings, Inc.	1,414,496	0.2
91,953		Whole Foods Market, Inc.	8,147,955	1.1
			46,435,395	6.2

		Energy: 7.1%
232,927	@	Cameron International Corp.	10,642,435	1.4
613,880	@	Denbury Resources, Inc.	9,281,865	1.2
126,945		Murphy Oil Corp.	5,918,176	0.8
487,202	@	Precision Drilling Corp.	3,766,071	0.5
174,777		Range Resources Corp.	10,039,191	1.4
247,570	@	Rowan Companies PLC	7,427,100	1.0
152,901	@	Unit Corp.	6,083,931	0.8
			53,158,769	7.1

		Financials: 7.8%
87,400	@	Affiliated Managers Group, Inc.	9,008,318	1.2
175,286		Ameriprise Financial, Inc.	8,399,705	1.1
107,269		Digital Realty Trust, Inc.	7,591,427	1.0
498,017		Fifth Third Bancorp.	6,648,527	0.9
50,156		Jones Lang LaSalle, Inc.	3,636,310	0.5
228,621		Marsh & McLennan Cos., Inc.	7,311,300	1.0
362,150	@	Nasdaq Stock Market, Inc.	7,923,842	1.0
313,725		UDR, Inc.	8,125,478	1.1
			58,644,907	7.8

		Health Care: 13.2%
277,635		Agilent Technologies, Inc.	11,288,639	1.5
143,624	@	Alexion Pharmaceuticals, Inc.	13,008,026	1.7
190,140		Cardinal Health, Inc.	7,867,993	1.1
158,344		Cooper Cos., Inc.	13,487,742	1.8
28,984	@	HCA Holdings, Inc.	753,294	0.1
82,147	@	Laboratory Corp. of America Holdings	6,841,202	0.9
136,311		Perrigo Co.	14,161,350	1.9
279,730	@	Resmed, Inc.	8,666,035	1.2
133,758	@	Waters Corp.	10,671,213	1.4
166,695	@	Watson Pharmaceuticals, Inc.	11,883,687	1.6
			98,629,181	13.2

		Industrials: 14.7%
208,565		Acuity Brands, Inc.	11,366,793	1.5
223,775		Ametek, Inc.	11,347,630	1.5
142,992	@	BE Aerospace, Inc.	6,194,414	0.8
197,273		Dover Corp.	11,157,761	1.5
65,027		Fluor Corp.	3,048,466	0.4
131,088		Nordson Corp.	7,027,628	0.9
180,587		Pall Corp.	10,051,472	1.4
94,673		Regal-Beloit Corp.	5,707,835	0.8
138,433		Roper Industries, Inc.	14,012,188	1.9
95,995	@	TransDigm Group, Inc.	11,807,385	1.6
273,052		Waste Connections, Inc.	8,450,959	1.1
165,956	@	Wesco International, Inc.	9,872,722	1.3
			110,045,253	14.7

		Information Technology: 19.0%
206,760	@	Acme Packet, Inc.	4,730,669	0.6
279,690	@	Adobe Systems, Inc.	8,684,374	1.2
404,702		Analog Devices, Inc.	14,719,012	2.0
173,031	@	Ariba, Inc.	7,774,283	1.0
186,204	@	Citrix Systems, Inc.	13,607,788	1.8
249,818		Intuit, Inc.	14,047,266	1.9
320,662		Jabil Circuit, Inc.	6,134,264	0.8
248,429	@,L	Lam Research Corp.	9,266,402	1.2
231,978	@	Micros Systems, Inc.	12,239,159	1.6
204,204	@	NetApp, Inc.	6,077,111	0.8
627,274	@	Nvidia Corp.	7,797,016	1.0
520,548	@	QLogic Corp.	7,084,658	1.0
186,404	@	Riverbed Technolgoy, Inc.	3,057,026	0.4
146,130	@	Teradata Corp.	9,714,722	1.3
625,662		Western Union Co.	10,260,857	1.4
229,647		Xilinx, Inc.	7,341,815	1.0
			142,536,422	19.0

		Materials: 5.9%
219,973		Allegheny Technologies, Inc.	7,065,533	0.9
60,707		CF Industries Holdings, Inc.	10,378,469	1.4

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Shares		Value	Percentage of Net Assets
174,303	Cliffs Natural Resources, Inc.	$8,328,197	1.1
215,110	Eastman Chemical Co.	10,015,521	1.3
319,814	Packaging Corp. of America	8,580,610	1.2
		44,368,330	5.9

		Telecommunications: 2.1%
295,758	@ SBA Communications Corp.	15,364,628	2.1

	Total Common Stock
	(Cost $688,014,085)	728,198,231	97.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.9%
		Securities Lending Collateralcc(1): 1.4%
2,432,836	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $2,432,851, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.210%, Market Value plus accrued interest $2,481,493, due 04/20/61–04/01/42)	2,432,836	0.4
2,432,836	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.18%, due 06/01/12 (Repurchase Amount $2,432,848, collateralized by various U.S. Government Securities, 2.125%, Market Value plus accrued interest $2,481,497, due 08/15/21)	2,432,836	0.3
2,432,836	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $2,432,851, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $2,481,494, due 02/01/18-03/01/42)	2,432,836	0.3
512,177	Morgan Stanley, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $512,180, collateralized by various U.S. Government Agency Obligations, 2.244%–16.000%, Market Value plus accrued interest $522,421, due 06/01/12–12/01/49)	512,177	0.1
2,432,836	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,432,850, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $2,481,494, due 08/01/25–03/01/42)	2,432,836	0.3
		10,243,521	1.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.5%
18,952,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $18,952,000)	18,952,000	2.5

	Total Short-Term Investments
	(Cost $29,195,521)	29,195,521	3.9

	Total Investments in Securities
	(Cost $717,209,606)	$757,393,752	101.1
	Liabilities in Excess of Other Assets	(8,190,438)	(1.1)
	Net Assets	$749,203,314	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $718,553,781.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$79,253,709
Gross Unrealized Depreciation	(40,413,738)
Net Unrealized Appreciation	$38,839,971

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$728,198,231	$—	$—	$728,198,231
Short-Term Investments	18,952,000	10,243,521	—	29,195,521
Total Investments, at value	$747,150,231	$10,243,521	$—	$757,393,752

Asset Table	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Investments, at value
Short-Term Investments	$575,409	$—	$(575,409)	$—	$(143,852)	$143,852	$—	$—	$—
Total Investments, at value	$575,409	$—	$(575,409)	$—	$(143,852)	$143,852	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING REAL ESTATE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 1.0%
186,700	Starwood Hotels & Resorts Worldwide, Inc.	$9,867,095	1.0
		Financials: 97.6%
49,670	Alexandria Real Estate Equities, Inc.	3,400,408	0.3
155,300	American Campus Communities, Inc.	6,817,670	0.7
30,200	American Tower Corp.	1,959,376	0.2
309,569	AvalonBay Communities, Inc.	43,262,268	4.4
511,100	Boston Properties, Inc.	52,607,523	5.3
450,600	BRE Properties, Inc.	22,183,038	2.2
848,000	CBL & Associates Properties, Inc.	14,806,080	1.5
552,400	Colonial Properties Trust	11,716,404	1.2
546,078	CubeSmart	6,176,142	0.6
1,199,800	DDR Corp.	16,665,222	1.7
125,600	Digital Realty Trust, Inc.	8,888,712	0.9
812,400	Douglas Emmett, Inc.	17,385,360	1.8
1,139,200	Duke Realty Corp.	15,766,528	1.6
779,039	Equity Residential	47,599,283	4.8
143,200	Essex Property Trust, Inc.	21,545,872	2.2
179,500	Federal Realty Investment Trust	17,641,260	1.8
1,463,142	General Growth Properties, Inc.	24,507,628	2.5
823,300	HCP, Inc.	33,623,572	3.4
645,900	Health Care Real Estate Investment Trust, Inc.	35,828,073	3.6
226,800	Healthcare Realty Trust, Inc.	4,962,384	0.5
359,100	Highwoods Properties, Inc.	11,584,566	1.2
2,825,855	Host Hotels & Resorts, Inc.	43,122,547	4.4
383,200	Kilroy Realty Corp.	17,592,712	1.8
1,568,923	Kimco Realty Corp.	28,162,168	2.9
384,200	LaSalle Hotel Properties	10,596,236	1.1
594,100	Liberty Property Trust	20,597,447	2.1
581,325	Macerich Co.	33,164,591	3.4
180,381	Pebblebrook Hotel Trust	3,959,363	0.4
421,800	Post Properties, Inc.	20,419,338	2.1
1,392,702	ProLogis, Inc.	44,538,610	4.5
325,902	Public Storage, Inc.	43,498,140	4.4
757,689	Simon Property Group, Inc.	111,774,281	11.4
431,900	SL Green Realty Corp.	32,396,819	3.3
211,800	Tanger Factory Outlet Centers, Inc.	6,567,918	0.7
294,400	Taubman Centers, Inc.	21,491,200	2.2
1,107,904	UDR, Inc.	28,694,714	2.9
708,557	Ventas, Inc.	41,677,323	4.2
415,064	Vornado Realty Trust	34,002,043	3.4
		961,182,819	97.6

	Total Common Stock
	(Cost $640,982,558)	971,049,914	98.6

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
14,409,295	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $14,409,295)	14,409,295	1.5

	Total Short-Term Investments
	(Cost $14,409,295)	14,409,295	1.5

	Total Investments in Securities
	(Cost $655,391,853)	$985,459,209	100.1
	Liabilities in Excess of Other Assets	(1,084,656)	(0.1)
	Net Assets	$984,374,553	100.0

Cost for federal income tax purposes is $761,909,433.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$330,951,924
Gross Unrealized Depreciation	(107,402,148)
Net Unrealized Appreciation	$223,549,776

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$971,049,914	$—	$—	$971,049,914
Short-Term Investments	14,409,295	—	—	14,409,295
Total Investments, at value	$985,459,209	$—	$—	$985,459,209

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 17.5%
42,943		Arbitron, Inc.	$1,436,014	0.8
25,076	@	Arctic Cat, Inc.	906,748	0.5
23,900	@	Bally Technologies, Inc.	1,112,545	0.6
24,900	@	Childrens Place Retail Stores, Inc.	1,144,653	0.7
84,596		Cinemark Holdings, Inc.	1,950,784	1.1
53,590	@	Collective Brands, Inc.	1,139,859	0.7
102,311		Cooper Tire & Rubber Co.	1,583,774	0.9
70,500		Dana Holding Corp.	939,060	0.5
22,500	@	Express, Inc.	416,250	0.2
75,400		Finish Line	1,554,748	0.9
31,400		Gildan Activewear, Inc.	740,098	0.4
23,277	@	Hibbett Sporting Goods, Inc.	1,304,210	0.8
51,378	@	Imax Corp.	1,091,269	0.6
49,100	@	Jack in the Box, Inc.	1,269,235	0.7
49,619	@	Life Time Fitness, Inc.	2,126,670	1.2
25,051	@	LKQ Corp.	912,859	0.5
25,656	@,L	Lumber Liquidators	746,333	0.4
37,050		Monro Muffler, Inc.	1,251,920	0.7
139,580	@	OfficeMax, Inc.	679,755	0.4
17,800		PF Chang’s China Bistro, Inc.	912,606	0.5
33,655		Pool Corp.	1,244,225	0.7
64,200	@	Sally Beauty Holdings, Inc.	1,696,806	1.0
144,800	@	Smith & Wesson Holding Corp.	975,952	0.6
24,163	@	Steiner Leisure Ltd.	1,107,390	0.6
27,758		Vail Resorts, Inc.	1,206,640	0.7
96,431	@	Wet Seal, Inc.	273,864	0.2
20,480		Wyndham Worldwide Corp.	1,019,904	0.6
			30,744,171	17.5

		Consumer Staples: 1.7%
24,200		Casey’s General Stores, Inc.	1,370,446	0.8
11,100		Diamond Foods, Inc.	234,210	0.1
16,500	@	Elizabeth Arden, Inc.	568,590	0.3
40,050		Flowers Foods, Inc.	881,901	0.5
			3,055,147	1.7

		Energy: 6.8%
70,015	@	Bill Barrett Corp.	1,351,990	0.8
51,500	@,L	C&J Energy Services, Inc.	920,820	0.5
68,400	@	Carrizo Oil & Gas, Inc.	1,512,324	0.9
28,600	@	Dril-Quip, Inc.	1,732,874	1.0
101,300	@	Key Energy Services, Inc.	1,003,883	0.6
66,566	@	McMoRan Exploration Co.	647,687	0.4
33,000	@	Rosetta Resources, Inc.	1,276,770	0.7
55,700	@	Swift Energy Co.	1,108,987	0.6
31,700	@	Unit Corp.	1,261,343	0.7
29,800		World Fuel Services Corp.	1,117,500	0.6
			11,934,178	6.8

		Financials: 8.1%
13,400	@	Affiliated Managers Group, Inc.	1,381,138	0.8
23,800		Coresite Realty Corp.	567,630	0.3
76,680	@	DFC Global Corp.	1,263,687	0.7
44,637	@	Ezcorp, Inc.	1,053,433	0.6
63,387	@	Financial Engines, Inc.	1,329,859	0.8
33,600	@,L	FX Alliance, Inc.	553,056	0.3
265,134		Hersha Hospitality Trust	1,413,164	0.8
19,400		Home Properties, Inc.	1,162,836	0.7
30,241	@	Signature Bank	1,857,100	1.1
23,600	@	SVB Financial Group	1,407,976	0.8
70,700		Tanger Factory Outlet Centers, Inc.	2,192,407	1.2
			14,182,286	8.1

		Health Care: 17.9%
27,100	@	Acorda Therapeutics, Inc.	595,929	0.3
31,451	@	Anthera Pharmaceuticals, Inc.	61,959	0.0
17,600	@	Auxilium Pharmaceuticals, Inc.	336,160	0.2
7,100	@	BioMarin Pharmaceuticals, Inc.	253,044	0.1
9,609	@	Bio-Rad Laboratories, Inc.	957,153	0.5
27,934	@	Centene Corp.	1,009,535	0.6
33,600		Chemed Corp.	1,866,480	1.1
33,500	@	Cubist Pharmaceuticals, Inc.	1,344,020	0.8
23,233	@	Haemonetics Corp.	1,619,572	0.9
81,944	@	Healthsouth Corp.	1,568,408	0.9
52,300	@	Impax Laboratories, Inc.	1,084,179	0.6
44,700	@,L	Incyte Corp., Ltd.	952,557	0.5
42,300	@,L	InterMune, Inc.	441,189	0.3
16,136	@	IPC The Hospitalist Co., Inc.	564,599	0.3
22,400	@	Luminex Corp.	496,160	0.3
68,800	@	Masimo Corp.	1,294,128	0.7
12,000	@	MedAssets, Inc.	135,840	0.1
39,300	@	Medicines Co.	863,814	0.5
20,440	@	Mednax, Inc.	1,247,044	0.7
1,280		Meridian Bioscience, Inc.	24,243	0.0
89,225	@	Merit Medical Systems, Inc.	1,159,925	0.7
36,700	@	Momenta Pharmaceuticals, Inc.	506,093	0.3
97,822	@,L	Nektar Therapeutics	655,407	0.4
29,674	@	Neogen Corp.	1,155,506	0.7
50,300	@	Omnicell, Inc.	658,427	0.4
32,604	@,L	OncoGenex Pharmaceutical, Inc.	409,506	0.2
30,600	@	Onyx Pharmaceuticals, Inc.	1,400,868	0.8
74,300	@	Optimer Pharmaceuticals, Inc.	1,110,042	0.6
51,800		Owens & Minor, Inc.	1,474,746	0.8
36,600	@	PSS World Medical, Inc.	740,418	0.4

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets
17,100	@	Salix Pharmaceuticals Ltd.	$885,951	0.5
12,000	@,L	Seattle Genetics, Inc.	233,760	0.1
33,246		Steris Corp.	992,726	0.6
28,300	@	Thoratec Corp.	858,622	0.5
31,299		Universal Health Services, Inc.	1,212,836	0.7
40,393	@	Vanda Pharmaceuticals, Inc.	171,670	0.1
161,422	@	Vical, Inc.	471,352	0.3
25,700	@,L	Vivus, Inc.	637,103	0.4
			31,450,971	17.9

		Industrials: 18.8%
63,916		Actuant Corp.	1,672,682	1.0
38,800		Acuity Brands, Inc.	2,114,600	1.2
18,930	@	Allegiant Travel Co.	1,227,611	0.7
26,492	@	Clean Harbors, Inc.	1,644,358	0.9
41,700	@	EnPro Industries, Inc.	1,606,284	0.9
47,400	@	Genesee & Wyoming, Inc.	2,375,214	1.3
48,400	@	Geo Group, Inc.	1,053,184	0.6
44,557		Gorman-Rupp Co.	1,248,042	0.7
55,195		Healthcare Services Group	1,079,062	0.6
34,787	@	HUB Group, Inc.	1,216,154	0.7
29,000	@	Huron Consulting Group, Inc.	906,540	0.5
101,000		Knight Transportation, Inc.	1,692,760	1.0
26,767	@	Portfolio Recovery Associates, Inc.	1,849,867	1.1
24,339		Regal-Beloit Corp.	1,467,398	0.8
44,900		Simpson Manufacturing Co., Inc.	1,247,771	0.7
59,224	@	SYKES Enterprises, Inc.	891,321	0.5
26,100	@	Teledyne Technologies, Inc.	1,555,038	0.9
23,000		Toro Co.	1,713,730	1.0
56,612	@	TrueBlue, Inc.	846,349	0.5
52,266		Waste Connections, Inc.	1,617,633	0.9
21,000		Watsco, Inc.	1,545,810	0.9
24,800		Watts Water Technologies, Inc.	819,640	0.5
42,400		Woodward Governor Co.	1,598,904	0.9
			32,989,952	18.8

		Information Technology: 23.0%
54,900	@	Acme Packet, Inc.	1,256,112	0.7
58,400		Adtran, Inc.	1,707,032	1.0
72,785	@	Advanced Energy Industries, Inc.	993,515	0.6
19,803	@	Ansys, Inc.	1,225,311	0.7
14,000	@	Ariba, Inc.	629,020	0.4
126,800	@	Aruba Networks, Inc.	1,666,152	0.9
98,900	@	Aspen Technology, Inc.	2,185,690	1.2
56,388	@,L	Bankrate, Inc.	980,023	0.6
59,226		Blackbaud, Inc.	1,530,992	0.9
52,800	@	Cardtronics, Inc.	1,479,456	0.8
25,400	@	Coherent, Inc.	1,121,156	0.6
11,864	@	Concur Technologies, Inc.	733,788	0.4
119,538	@	Formfactor, Inc.	716,033	0.4
231,321	@	Integrated Device Technology, Inc.	1,269,952	0.7
49,800		j2 Global, Inc.	1,204,662	0.7
20,000	@	Kenexa Corp.	583,400	0.3
53,500	@,L	LogMeIn, Inc.	1,714,675	1.0
24,100	@	Micros Systems, Inc.	1,271,516	0.7
43,900		MKS Instruments, Inc.	1,147,985	0.7
44,678	@	Monolithic Power Systems, Inc.	839,500	0.5
49,570		National Instruments Corp.	1,290,803	0.7
54,800	@	Netscout Systems, Inc.	1,098,740	0.6
97,700	@	Parametric Technology Corp.	1,973,540	1.1
48,138	@	Plexus Corp.	1,347,864	0.8
113,400	@	PMC — Sierra, Inc.	723,492	0.4
114,300	@	Polycom, Inc.	1,307,592	0.7
59,800	@	QLIK Technologies, Inc.	1,359,254	0.8
20,100	@	Quest Software, Inc.	502,500	0.3
57,600	@,L	RealPage, Inc.	1,028,160	0.6
62,400	@	Riverbed Technolgoy, Inc.	1,023,360	0.6
67,000	@	Semtech Corp.	1,614,030	0.9
84,500	@	ServiceSource International, Inc.	1,014,000	0.6
43,500	@	Synchronoss Technologies, Inc.	779,085	0.4
66,200	@	Websense, Inc.	1,229,996	0.7
			40,548,386	23.0

		Materials: 3.5%
33,700		Buckeye Technologies, Inc.	933,827	0.5
64,200		Commercial Metals Co.	749,856	0.4
43,300		HB Fuller Co.	1,316,320	0.7
210,400		Hecla Mining Co.	894,200	0.5
18,287		Minerals Technologies, Inc.	1,157,019	0.7
72,700		Worthington Industries	1,181,375	0.7
			6,232,597	3.5

		Telecommunications: 0.2%
50,696		Alaska Communications Systems Group, Inc.	100,378	0.0
5,400	@	SBA Communications Corp.	280,530	0.2
			380,908	0.2

	Total Common Stock
	(Cost $165,561,287)		171,518,596	97.5

EXCHANGE-TRADED FUNDS: 1.8%
35,403		iShares Russell 2000 Growth Index Fund	3,082,539	1.8

	Total Exchange-Traded Funds
	(Cost $3,111,273)		3,082,539	1.8

	Total Long-Term Investments
	(Cost $168,672,560)		174,601,135	99.3

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.7%
		Securities Lending Collateralcc(1): 3.7%
1,558,574	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,558,583, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.210%, Market Value plus accrued interest $1,589,745, due 04/20/61–04/01/42)	$1,558,574	0.9
328,121	Deutsche Bank AG, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $328,123, collateralized by various U.S. Government Securities, 0.250%–4.125%, Market Value plus accrued interest $334,686, due 05/31/13–08/31/18)	328,121	0.2
1,558,574	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.18%, due 06/01/12 (Repurchase Amount $1,558,582, collateralized by various U.S. Government Securities, 2.125%, Market Value plus accrued interest $1,589,748, due 08/15/21)	1,558,574	0.9
1,558,574	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,558,584, collateralized by various U.S. Government Agency Obligations, 2.906%-8.500%, Market Value plus accrued interest $1,589,746, due 02/01/18–03/01/42)	1,558,574	0.8
1,558,574	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,558,583, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,589,746, due 08/01/25–03/01/42)	1,558,574	0.9
		6,562,417	3.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
1,729,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,729,000)	1,729,000	1.0

	Total Short-Term Investments
	(Cost $8,291,417)	8,291,417	4.7

	Total Investments in Securities
	(Cost $176,963,977)	$182,892,552	104.0
	Liabilities in Excess of Other Assets	(7,009,020)	(4.0)
	Net Assets	$175,883,532	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $179,251,778.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,032,394
Gross Unrealized Depreciation	(13,391,620)
Net Unrealized Appreciation	$3,640,774

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$171,518,596	$—	$—	$171,518,596
Exchange-Traded Funds	3,082,539	—	—	3,082,539
Short-Term Investments	1,729,000	6,562,417	—	8,291,417
Total Investments, at value	$176,330,135	$6,562,417	$—	$182,892,552

Asset Table	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Investments, at value
Short-Term Investments	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—
Total Investments, at value	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012

ING VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.7%
		Consumer Discretionary: 1.9%
376,080		Best Buy Co., Inc.	$7,040,217	1.4
38,667		Time Warner Cable, Inc.	2,915,492	0.5
			9,955,709	1.9

		Consumer Staples: 9.0%
323,522		Archer-Daniels-Midland Co.	10,313,881	2.0
320,000		Kroger Co.	7,043,200	1.4
476,566	@	Smithfield Foods, Inc.	9,374,053	1.8
348,805		Walgreen Co.	10,645,529	2.1
128,274		Wal-Mart Stores, Inc.	8,442,995	1.7
			45,819,658	9.0

		Energy: 14.4%
1,414,500		Arch Coal, Inc.	8,967,930	1.7
921,180		Cameco Corp.	17,659,021	3.5
270,260		Consol Energy, Inc.	7,588,901	1.5
86,525		Devon Energy Corp.	5,149,968	1.0
892,000		Gazprom OAO ADR	7,818,380	1.5
243,720		Peabody Energy Corp.	5,693,299	1.1
91,265	@	Southwestern Energy Co.	2,558,158	0.5
713,800		Talisman Energy, Inc.	7,494,900	1.5
61,738		Transocean Ltd.	2,520,762	0.5
689,689	@	Weatherford International Ltd.	8,283,165	1.6
			73,734,484	14.4

		Financials: 14.5%
107,999		Ageas ADR	170,790	0.1
372,826	@	American International Group, Inc.	10,879,063	2.2
188,200	@	Aon PLC	8,751,300	1.7
206,006		Axis Capital Holdings Ltd.	6,777,597	1.3
111,151		CNA Financial Corp.	3,162,246	0.6
147,000		Endurance Specialty Holdings Ltd.	5,741,820	1.1
291,000		Loews Corp.	11,316,990	2.2
142,025		Northern Trust Corp.	6,132,640	1.2
996,127		Old Republic International Corp.	9,831,773	1.9
2,165,105		Sumitomo Mitsui Trust Holdings, Inc. ADR	5,282,856	1.1
502,200	@	UBS AG	5,715,036	1.1
			73,762,111	14.5

		Health Care: 6.7%
908,000	@,L	Dendreon Corp.	6,356,000	1.2
199,000		Eli Lilly & Co.	8,149,050	1.6
253,738	@	Forest Laboratories, Inc.	8,880,830	1.7
141,000		Teva Pharmaceutical Industries Ltd. ADR	5,525,790	1.1
88,000		Zimmer Holdings, Inc.	5,337,200	1.1
			34,248,870	6.7

		Industrials: 6.7%
187,076		Alliant Techsystems, Inc.	9,157,370	1.8
1,498,000	@	Finmeccanica SpA ADR	2,396,800	0.5
35,957		Lockheed Martin Corp.	2,977,240	0.6
72,167		Manpower, Inc.	2,594,404	0.5
201,805	@	Shaw Group, Inc.	5,125,847	1.0
431,002		Skywest, Inc.	3,038,564	0.6
982,852		Southwest Airlines Co.	8,875,153	1.7
			34,165,378	6.7

		Information Technology: 10.6%
505,124		Cisco Systems, Inc.	8,248,675	1.6
303,051		Computer Sciences Corp.	8,073,278	1.6
406,688		Corning, Inc.	5,282,877	1.0
527,889	@	Ingram Micro, Inc.	9,412,261	1.8
447,890		Microsoft Corp.	13,073,909	2.6
110,318	@	Tech Data Corp.	5,252,240	1.0
154,497	@	Western Digital Corp.	4,849,661	1.0
			54,192,901	10.6

		Materials: 16.3%
496,036		Barrick Gold Corp.	19,375,166	3.8
370,600		Impala Platinum Holdings Ltd. ADR	5,688,710	1.1
136,791		Kinross Gold Corp.	1,090,224	0.2
169,511		Mosaic Co/The	8,082,285	1.6
568,700		Newcrest Mining Ltd. ADR	13,643,113	2.7
429,336		Newmont Mining Corp.	20,247,486	4.0
1,049,131	@,L	Novagold Resources, Inc.	5,938,081	1.2
337,211	@	Silver Standard Resources, Inc.	3,709,321	0.7
965,485		Stora Enso OYJ ADR	5,207,826	1.0
			82,982,212	16.3

		Telecommunication Services: 1.6%
494,046	L	Vivendi SA ADR	7,944,260	1.6

		Telecommunications: 4.7%
452,635		KT Corp. ADR	5,273,198	1.0
344,363	@	NII Holdings, Inc.	3,967,062	0.8
290,000		SK Telecom Co., Ltd. ADR	3,230,600	0.6
131,500		Telekomunikasi Indonesia Tbk PT ADR	4,281,640	0.9
647,950	@	Turkcell Iletisim Hizmet AS ADR	7,017,298	1.4
			23,769,798	4.7

		Utilities: 6.3%
2,023,500		EDF SA ADR	7,365,540	1.4
780,675	L	Centrais Eletricas Brasileiras SA ADR	7,010,461	1.4
301,920		Exelon Corp.	11,165,002	2.2
162,000	@,L,X	Mirant Corp.	—	—
2,882,900		Federal Hydrogenerating Co. JSC ADR	6,774,815	1.3
			32,315,818	6.3

	Total Common Stock
	(Cost $529,113,639)		472,891,199	92.7

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING VALUE CHOICE FUND

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.7%
		Energy: 0.7%
9,330,000	USEC, Inc., 3.000%, 10/01/14	$3,755,325	0.7

	Total Corporate Bonds/Notes
	(Cost $7,906,699)	3,755,325	0.7

	Total Long-Term Investments
	(Cost $537,020,338)	476,646,524	93.4

SHORT-TERM INVESTMENTS: 10.8%
		Securities Lending Collateralcc(1): 4.2%
5,055,419	Citigroup, Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $5,055,448, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $5,156,527, due 06/14/12–05/20/42)	5,055,419	1.0
1,064,296	Deutsche Bank AG, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $1,064,302, collateralized by various U.S. Government Securities, 0.250%–4.125%, Market Value plus accrued interest $1,085,590, due 05/31/13–08/31/18)	1,064,296	0.2
5,055,419	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $5,055,448, collateralized by various U.S. Government Agency Obligations, 2.146%–5.500%, Market Value plus accrued interest $5,156,527, due 06/01/35–05/01/42)	5,055,419	1.0
5,055,419	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $5,055,451, collateralized by various U.S. Government Agency Obligations, 2.906%–8.500%, Market Value plus accrued interest $5,156,531, due 02/01/18–03/01/42)	5,055,419	1.0
5,055,419	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $5,055,448, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $5,156,530, due 08/01/25–03/01/42)	5,055,419	1.0
		21,285,972	4.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 6.6%
33,813,303	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $33,813,303)	33,813,303	6.6

	Total Short-Term Investments
	(Cost $55,099,275)	55,099,275	10.8

	Total Investments in Securities
	(Cost $592,119,613)	$531,745,799	104.2
	Liabilities in Excess of Other Assets	(21,402,413)	(4.2)
	Net Assets	$510,343,386	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2012.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $594,755,463.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$28,768,667
Gross Unrealized Depreciation	(91,778,331)
Net Unrealized Depreciation	$(63,009,664)

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2012 (CONTINUED)

ING VALUE CHOICE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$9,955,709	$—	$—	$9,955,709
Consumer Staples	45,819,658	—	—	45,819,658
Energy	73,734,484	—	—	73,734,484
Financials	73,591,321	170,790	—	73,762,111
Health Care	34,248,870	—	—	34,248,870
Industrials	34,165,378	—	—	34,165,378
Information Technology	54,192,901	—	—	54,192,901
Materials	82,982,212	—	—	82,982,212
Telecommunication Services	7,944,260	—	—	7,944,260
Telecommunications	23,769,798	—	—	23,769,798
Utilities	32,315,818	—	—	32,315,818
Total Common Stock	472,720,409	170,790	—	472,891,199
Corporate Bonds/Notes	—	3,755,325	—	3,755,325
Short-Term Investments	33,813,303	21,285,972	—	55,099,275
Total Investments, at value	$506,533,712	$25,212,087	$—	$531,745,799

See Accompanying Notes to Financial Statements

21

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

17

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 2, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 2, 2012

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 2, 2012

18